UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – October 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Income Trust

Annual report
10 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGGIX

Putnam
Global Income
Trust

Annual report
10 | 31 | 22

Message from the Trustees

December 7, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates, and it may maintain high interest rates in 2023 until inflation indicators move meaningfully lower.

While this environment is challenging, you can be confident that Putnam portfolio managers are working for you. Our teams are actively researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Investing in today’s bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global interrelationships that drive the markets. With support from more than 90 fixed income professionals, the fund’s managers actively position the portfolio in securities from a broad range of sectors.

The fund’s management team has an average of more than 25 years of experience.

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporate bonds to a wide range of mortgage-backed securities.

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Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

Illustration shows the fund’s five largest currency exposures as of 10/31/22. Allocations in each currency may vary over time.

Fund allocations are shown as a percentage of the fund’s net assets as of 10/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, see pages 28–73.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/22. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 18.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Mike, what was the fund’s investment environment like during the 12-month reporting period ended October 31, 2022?

After a relatively quiet period during the fourth quarter of calendar 2021, the market environment changed dramatically as the new year began, with several headwinds stoking investor anxiety and market volatility. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively reduce its asset portfolio to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in February and escalated its attack in the ensuing months.

Within this environment, credit spreads widened and interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury more than doubled, rising from 1.55% at the beginning of the period to 4.10% at the end. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to flatten and then invert.

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency. Data in the chart reflect a new calculation methodology put into effect on 6/30/22.

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In March, the Fed approved a 0.25% hike in its target for short-term interest rates, its first increase since 2018. The central bank implemented five more increases during 2022 — including one shortly after the period ended — to a range of 3.75% to 4.00% and signaled at least one more hike this year.

Later in the period, investors took the view that inflation had peaked, and markets began to price in the probability of interest-rate cuts in 2023. However, sentiment began to shift following Fed Chair Jerome Powell’s comments at the Jackson Hole symposium in August. Risk assets fell once again and U.S. Treasury yields rose across the curve as concern about a recession intensified.

From a sector perspective, all fixed income categories except for short-term U.S. Treasury bills posted losses. High-yield corporate credit, leveraged loans, securitized categories — such as commercial mortgage-backed bonds — and government agency securities held up better than the broad fixed income market. Non-U.S. government bonds, emerging market debt, and investment-grade [IG] corporate credit were among the weakest performers, given rising interest rates and a strengthening U.S. dollar.

Which holdings and strategies aided the fund’s performance versus the benchmark during the period?

Our active currency positioning added the most value on a relative basis. The portfolio’s exposure to the U.S. dollar was much greater compared with that of its benchmark. This provided a substantial boost to performance because the dollar strengthened against all other major currencies during the period.

Strategies targeting prepayment risk slightly aided the fund’s relative return, driven by our mortgage basis positioning. Our strategy benefited early in calendar 2022, following the release of the minutes from the Fed’s December policy meeting. The minutes indicated the central bank might sell its holdings of government agency mortgage-backed securities more rapidly than investors originally anticipated. By way of explanation, our mortgage basis strategy seeks to capitalize on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages.

What about relative detractors during the period?

The fund’s interest-rate and yield curve positioning were the biggest detractors versus the benchmark for the year. During the third quarter of calendar 2022, the portfolio’s interest-rate sensitivity was greater than that of the benchmark in the United States and the United Kingdom. This strategy weighed on returns as interest rates rose sharply in both markets in light of aggressive central bank policies.

Holdings of IG corporate bonds further dampened the fund’s relative results, as spreads in the sector widened considerably during the period amid various risk factors.

What are your current views on the major sectors in which the fund invests?

As we move through the final months of calendar 2022 and into 2023, we have a more cautious outlook for U.S. corporate credit. To be sure, we think valuations are more attractive than at the start of the year. Corporate fundamentals remain solid overall, but will likely weaken in the face of slower growth and margin pressure, in our view. However, we believe the supply/demand backdrop is less favorable than it was last year. High inflation, central bank tightening, and the impact of geopolitical developments add complexity to the outlook for global economic growth, in our view.

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We believe the fundamental environment in the commercial mortgage-backed securities [CMBS] market will be mixed. While travel, office use, and retail spending have rebounded, we believe current Fed policy will likely result in a recession. Broadly, we think property categories that can effectively pass along higher costs, such as hotels and apartments, will maintain their value. At the same time, we believe property types that have struggled to gain new tenants without rent reductions will be exposed to rising capital costs. As a result, we believe they will be pressured to refinance loans to maintain property values. Consistent with risk markets generally, CMBS spreads have widened during calendar 2022. From our perspective, the increased liquidity premium has enhanced the appeal of select market segments.

U.S. home prices soared to record highs during the Covid-19 pandemic. Looking ahead, we believe home prices will decline modestly next year, followed by tepid growth in subsequent years. Our view is based on affordability constraints for many buyers and a gradual increase in housing supply. Within residential mortgage credit, wider spreads have created better value across all credit tiers. As of period-end, we were finding attractive investment opportunities in higher-quality areas of the market, as well as among seasoned collateral that we believe can withstand declining home prices.

We believe many prepayment-sensitive securities offer attractive risk-adjusted returns at current price levels and prepayment speeds. Many of these securities may also offer meaningful upside potential if mortgage prepayment speeds continue to slow, which we believe is likely. We think the fund’s prepayment-related strategies provide an important source of diversification in the portfolio. In light of last year’s repricing of the sector, we are finding what we consider to be compelling investment opportunities across a variety of collateral types.

In our view, risks are high in emerging markets. The near-term outlook is deteriorating as the threat of recession increases. Although we expect a challenging global economic environment, we believe certain countries are better positioned to meet these difficulties than others. Against this backdrop, we are focusing on opportunities in countries that are less directly affected by geopolitical turmoil and global policy risk.

This chart shows how the fund’s top currency holdings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

8 Global Income Trust

How did you use derivatives during the period?

We used bond futures to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our holdings of collateralized mortgage obligations, and to help manage overall downside risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (6/1/87)
Before sales charge	5.08%	–0.50%	–2.79%	–6.83%	–19.23%
After sales charge	4.96	–0.90	–3.58	–8.09	–22.46
Class B (2/1/94)
Before CDSC	4.88	–1.10	–3.53	–7.52	–19.78
After CDSC	4.88	–1.10	–3.89	–8.42	–23.75
Class C (7/26/99)
Before CDSC	4.90	–1.09	–3.52	–7.50	–19.77
After CDSC	4.90	–1.09	–3.52	–7.50	–20.56
Class R (12/1/03)
Net asset value	4.82	–0.74	–3.03	–7.06	–19.35
Class R5 (7/2/12)
Net asset value	5.23	–0.17	–2.45	–6.51	–18.88
Class R6 (7/2/12)
Net asset value	5.25	–0.10	–2.38	–6.45	–18.88
Class Y (10/4/05)
Net asset value	5.21	–0.25	–2.55	–6.59	–18.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg Global
Aggregate Bond Index	—*	–0.98%	–2.38%	–6.16%	–20.79%
Lipper Global Income
Funds category median†	5.08%	–0.32	–1.35	–4.81	–16.79

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/22, there were 236, 214, 181, 144, and 2 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $8,953 and $8,958, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $9,285, $9,830, $9,897, and $9,753, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Fund price and distribution information For the 12-month period ended 10/31/22

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	12		12	12	12	12	12	12
Income	$0.061731		$0.036615	$0.037220	$0.054166	$0.073230	$0.075954	$0.069297
Capital gains	—		—	—	—	—	—	—
Return of capital*	0.142269		0.084385	0.085780	0.124834	0.168770	0.175046	0.159703
Total	$0.204000		$0.121000	$0.123000	$0.179000	$0.242000	$0.251000	$0.229000
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/21	$11.95	$12.45	$11.89	$11.89	$11.94	$11.94	$11.95	$11.94
10/31/22	9.47	9.86	9.43	9.43	9.47	9.47	9.47	9.47
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	2.15%	2.07%	1.53%	1.40%	1.90%	2.53%	2.53%	2.41%
Current 30-day
SEC yield
(with expense
limitation)[2,3]	N/A	4.16	3.61	3.58	4.08	4.72	4.79	4.58
Current 30-day
SEC yield
(without expense
limitation)[3]	N/A	3.76	3.19	3.17	3.66	4.30	4.37	4.16

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 100.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (6/1/87)
Before sales charge	5.11%	–0.38%	–2.74%	–6.60%	–19.67%
After sales charge	4.99	–0.78	–3.53	–7.86	–22.89
Class B (2/1/94)
Before CDSC	4.91	–0.97	–3.47	–7.30	–20.23
After CDSC	4.91	–0.97	–3.83	–8.20	–24.17
Class C (7/26/99)
Before CDSC	4.93	–0.97	–3.49	–7.31	–20.29
After CDSC	4.93	–0.97	–3.49	–7.31	–21.08
Class R (12/1/03)
Net asset value	4.85	–0.61	–2.98	–6.81	–19.80
Class R5 (7/2/12)
Net asset value	5.26	–0.05	–2.40	–6.26	–19.33
Class R6 (7/2/12)
Net asset value	5.28	0.02	–2.33	–6.22	–19.32
Class Y (10/4/05)
Net asset value	5.24	–0.12	–2.50	–6.37	–19.42

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year
ended 10/31/21*	0.88%	1.63%	1.63%	1.13%	0.55%	0.48%	0.63%
Total annual operating expenses for the
fiscal year ended 10/31/21	1.18%	1.93%	1.93%	1.43%	0.85%	0.78%	0.93%
Annualized expense ratio for the
six-month period ended 10/31/22†	0.92%	1.67%	1.67%	1.17%	0.55%	0.48%	0.67%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/23.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/22 to 10/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.40	$7.97	$7.97	$5.59	$2.63	$2.30	$3.20
Ending value (after expenses)	$895.70	$892.80	$892.80	$894.60	$897.40	$897.70	$896.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/22, use the following calculation method. To find the value of your investment on 5/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.69	$8.49	$8.49	$5.96	$2.80	$2.45	$3.41
Ending value (after expenses)	$1,020.57	$1,016.79	$1,016.79	$1,019.31	$1,022.43	$1,022.79	$1,021.83

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise.

The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

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• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed income securities.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

18 Global Income Trust

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2022, Putnam employees had approximately $449,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Global Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

Global Income Trust 21

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2024. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.43% of its average net assets through at least February 28, 2024. During its fiscal year ending in 2021, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal

22 Global Income Trust

year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their

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Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 207, 198 and 162 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year, three-year and five-year periods ended December 31, 2021 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over those periods was driven by disappointing performance in 2021 and, to a lesser extent, in 2020. The Trustees observed that significant underperformance in the securitized products sector in 2021 had contributed to the fund’s disappointing results, noting that prepayment strategies had suffered as a result of significantly elevated refinancing (given strong home price appreciation and low interest rates) relative to expectations. The Trustees considered that the fund’s underperformance was also driven by significant underperformance in the securitized products sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage sector. In addition, the Trustees considered the negative impact that the fund’s term structure strategies had on performance in 2020 and 2021.

The Trustees considered Putnam Management’s view that the fund’s active quantitative currency

24 Global Income Trust

model had underperformed due to the Federal Reserve’s quantitative easing policy, and noted that the fund had halted its use of the model due to Putnam Management’s expectations with respect to the Federal Reserve’s monetary policy. The Trustees also considered Putnam Management’s observation that a number of the investment strategies that had detracted from the fund’s performance had begun to recover as of March 31, 2022 and that the fund had near-median performance year to date relative to its peers, as of March 31, 2022. In addition, the Trustees considered the retirement of two of the fund’s portfolio managers over the previous year and the addition of a portfolio manager. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 Global Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Global Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Global Income Trust (the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

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The fund’s portfolio 10/31/22

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (99.7%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (9.3%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 11/1/52	$5,000,000	$4,736,404
4.00%, TBA, 11/1/52	4,000,000	3,684,122
3.50%, TBA, 11/1/52	1,000,000	894,703
3.00%, TBA, 11/1/52	5,000,000	4,345,778
		13,661,007
U.S. Government Agency Mortgage Obligations (90.4%)
Uniform Mortgage-Backed Securities
5.50%, TBA, 12/1/52	15,000,000	14,765,964
5.50%, TBA, 11/1/52	15,000,000	14,790,575
5.00%, TBA, 12/1/52	31,000,000	29,844,773
5.00%, TBA, 11/1/52	49,000,000	47,227,592
4.50%, TBA, 11/1/52	16,000,000	15,003,742
4.00%, TBA, 12/1/52	2,000,000	1,817,890
4.00%, TBA, 11/1/52	2,000,000	1,819,062
3.50%, TBA, 11/1/52	4,000,000	3,517,498
2.50%, TBA, 11/1/52	3,000,000	2,456,017
2.00%, TBA, 11/1/52	3,000,000	2,362,874
		133,605,987
Total U.S. government and agency mortgage obligations (cost $149,430,528)		$147,266,994

U.S. TREASURY OBLIGATIONS (0.8%)*	Principal amount	Value
U.S. Treasury Inflation Index Notes 0.125%, 10/15/24 [i]	$80,809	$90,592
U.S. Treasury Notes
1.75%, 5/15/23 [i]	416,000	413,276
1.625%, 8/15/29 [i]	862,000	737,648
Total U.S. treasury obligations (cost $1,241,516)		$1,241,516

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (30.5%)*		Principal amount	Value
Australia (Government of) sr. unsec. bonds 3.00%, 3/21/47 (Australia)	AUD	120,000	$63,534
Australia (Government of) sr. unsec. bonds Ser. 144, 3.75%, 4/21/37 (Australia)	AUD	350,000	217,978
Australia (Government of) sr. unsec. bonds Ser. 149, 2.25%, 5/21/28 (Australia)	AUD	1,060,000	635,842
Australia (Government of) sr. unsec. notes 3.25%, 4/21/25 (Australia)	AUD	630,000	402,996
Austria (Republic of) sr. unsec. bonds 1.50%, 2/20/47 (Austria)	EUR	290,000	214,380
Austria (Republic of) sr. unsec. notes 0.50%, 4/20/27 (Austria)	EUR	570,000	516,774
Belgium (Kingdom of) sr. unsec. bonds Ser. 77, 1.00%, 6/22/26 (Belgium)	EUR	560,000	531,338
Belgium (Kingdom of) unsec. bonds Ser. 60, 4.25%, 3/28/41 (Belgium)	EUR	440,000	496,750
Canada (Government of) sr. unsec. bonds 3.50%, 12/1/45 (Canada)	CAD	80,000	59,465
Canada (Government of) unsec. notes 1.50%, 6/1/26 (Canada)	CAD	90,000	61,477
China (Republic of) unsec. notes Ser. 1913, 2.94%, 10/17/24 (China)	CNY	6,000,000	837,059

28 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (30.5%)* cont.		Principal amount	Value
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)		$460,000	$387,086
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		335,000	261,719
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%, 3/22/30 (Cote d’lvoire)	EUR	100,000	75,422
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)		$300,000	275,625
Denmark (Kingdom of) unsec. bonds 4.50%, 11/15/39 (Denmark)	DKK	750,000	123,786
Denmark (Kingdom of) unsec. bonds 1.75%, 11/15/25 (Denmark)	DKK	1,470,000	192,337
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		$218,000	167,979
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%, 4/20/27 (Dominican Republic)		100,000	101,750
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		255,000	249,937
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		241,000	225,093
Finland (Government of) sr. unsec. bonds Ser. REGS, 1.125%, 4/15/34 (Finland)	EUR	260,000	212,768
France (Government of) unsec. bonds 4.50%, 4/25/41 (France)	EUR	830,000	979,703
France (Government of) unsec. bonds 4.00%, 4/25/55 (France)	EUR	190,000	221,979
France (Government of) unsec. bonds 3.25%, 5/25/45 (France)	EUR	200,000	202,295
France (Government of) unsec. bonds 2.75%, 10/25/27 (France)	EUR	1,300,000	1,311,704
France (Government of) unsec. bonds 0.50%, 5/25/25 (France)	EUR	710,000	672,679
France (Government of) unsec. notes zero %, 11/25/30 (France)	EUR	330,000	267,844
France (Government of) unsec. notes Ser. REGS, 0.50%, 5/25/29 (France)	EUR	470,000	412,688
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%, 2/14/30 (Indonesia)		$200,000	169,505
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%, 10/15/30 (Indonesia)		710,000	635,463
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)		1,235,000	1,225,740
Ireland (Republic of) unsec. bonds 2.00%, 2/18/45 (Ireland)	EUR	90,000	73,778
Ireland (Republic of) unsec. notes 0.20%, 5/15/27 (Ireland)	EUR	410,000	370,296
Italy (Republic of) sr. unsec. bonds 6.50%, 11/1/27 (Italy)	EUR	850,000	957,337
Italy (Republic of) sr. unsec. bonds 4.75%, 9/1/44 (Italy)	EUR	630,000	647,439
Italy (Republic of) sr. unsec. bonds 4.00%, 2/1/37 (Italy)	EUR	190,000	180,931
Italy (Republic of) sr. unsec. bonds 2.50%, 12/1/24 (Italy)	EUR	920,000	902,244
Italy (Republic of) sr. unsec. bonds 1.70%, 9/1/51 (Italy)	EUR	80,000	46,074
Italy (Republic of) sr. unsec. bonds 1.65%, 3/1/32 (Italy)	EUR	1,150,000	921,930
Italy (Republic of) sr. unsec. notes zero %, 1/15/24 (Italy)	EUR	360,000	344,851
Japan (Government of) sr. unsec. bonds Ser. 95, 2.30%, 6/20/27 (Japan)	JPY	60,000,000	445,597
Japan (Government of) sr. unsec. unsub. bonds 0.80%, 3/20/47 (Japan)	JPY	93,000,000	567,782
Japan (Government of) sr. unsec. unsub. bonds 0.50%, 3/20/60 (Japan)	JPY	18,000,000	88,090
Japan (Government of) sr. unsec. unsub. bonds Ser. 32, 2.30%, 3/20/40 (Japan)	JPY	260,000,000	2,132,107

Global Income Trust 29

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (30.5%)* cont.		Principal amount	Value
Japan (Government of) sr. unsec. unsub. bonds Ser. 125, 2.20%, 3/20/31 (Japan)	JPY	105,000,000	$820,263
Japan (Government of) sr. unsec. unsub. bonds Ser. 156, 0.40%, 3/20/36 (Japan)	JPY	239,000,000	1,563,116
Japan (Government of) sr. unsec. unsub. notes Ser. 346, 0.10%, 3/20/27 (Japan)	JPY	645,000,000	4,350,925
Japan (Government of) 30 yr sr. unsec. unsub. bonds Ser. 51, 0.30%, 6/20/46 (Japan)	JPY	47,000,000	257,273
Japan (Government of) 40 yr sr. unsec. unsub. bonds Ser. 4, 2.20%, 3/20/51 (Japan)	JPY	184,000,000	1,478,521
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)		$670,000	513,408
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)		390,000	398,288
Malaysia (Government of) sr. unsec. notes 3.885%, 8/15/29 (Malaysia)	MYR	2,650,000	541,602
Mexico (Government of) sr. unsec. notes 7.50%, 6/3/27 (Mexico)	MXN	12,510,000	597,472
Netherlands (Government of) unsec. bonds 3.75%, 1/15/42 (Netherlands)	EUR	280,000	324,581
Netherlands (Government of) unsec. notes 0.25%, 7/15/29 (Netherlands)	EUR	110,000	95,195
Netherlands (Government of) unsec. notes Ser. REGS, 0.50%, 7/15/26 (Netherlands)	EUR	430,000	401,278
New Zealand (Government of) sr. unsec. notes 3.00%, 4/20/29 (New Zealand)	NZD	380,000	206,059
Norway (Kingdom of) sr. unsec. notes 1.75%, 2/17/27 (Norway)	NOK	1,880,000	168,087
Ontario (Province of) unsec. bonds 6.50%, 3/8/29 (Canada)	CAD	850,000	711,726
Ontario (Province of) unsec. bonds 2.90%, 12/2/46 (Canada)	CAD	410,000	233,345
Ontario (Province of) unsec. notes 2.60%, 6/2/25 (Canada)	CAD	1,560,000	1,104,899
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)		$370,000	340,400
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)		200,000	191,750
Paraguay (Republic of) 144A sr. unsec. bonds 2.739%, 1/29/33 (Paraguay)		220,000	165,550
Poland (Government of) unsec. notes 0.75%, 4/25/25 (Poland)	PLN	1,850,000	320,004
Portugal (Republic of) sr. unsec. notes 1.95%, 6/15/29 (Portugal)	EUR	510,000	481,729
Romania (Government of) 144A sr. unsec. bonds 3.00%, 2/14/31 (Romania)		$540,000	398,866
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)		225,000	168,750
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/44 (Spain)	EUR	350,000	426,645
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/28 (Spain)	EUR	640,000	713,064
Spain (Kingdom of) sr. unsec. bonds 4.20%, 1/31/37 (Spain)	EUR	150,000	161,032
Spain (Kingdom of) sr. unsec. bonds 1.00%, 10/31/50 (Spain)	EUR	20,000	10,708
Spain (Kingdom of) sr. unsec. notes 1.60%, 4/30/25 (Spain)	EUR	560,000	544,194
Spain (Kingdom of) sr. unsec. notes 1.50%, 4/30/27 (Spain)	EUR	430,000	405,587
Spain (Kingdom of) sr. unsec. notes 1.25%, 10/31/30 (Spain)	EUR	200,000	173,649
Spain (Kingdom of) sr. unsec. unsub. bonds 2.90%, 10/31/46 (Spain)	EUR	170,000	149,499
Sweden (Government of) notes 1.00%, 11/12/26 (Sweden)	SEK	6,110,000	524,053

30 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (30.5%)* cont.		Principal amount	Value
Sweden (Government of) unsec. bonds Ser. 1053, 3.50%, 3/30/39 (Sweden)	SEK	140,000	$15,087
Switzerland (Government of) unsec. bonds 4.00%, 4/8/28 (Switzerland)	CHF	500,000	579,682
Switzerland (Government of) unsec. bonds 1.50%, 4/30/42 (Switzerland)	CHF	170,000	179,923
Thailand (Government of) sr. unsec. bonds 2.00%, 12/17/31 (Thailand)	THB	19,600,000	470,868
United Kingdom Treasury unsec. bonds 3.50%, 7/22/68 (United Kingdom)	GBP	120,000	141,428
United Kingdom Treasury unsec. notes 4.00%, 1/22/60 (United Kingdom)	GBP	880,000	1,124,029
United Kingdom Treasury unsec. notes Ser. REGS, 2.00%, 9/7/25 (United Kingdom)	GBP	1,330,000	1,470,792
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)		$964,000	746,272
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 4.375%, 1/23/31 (Uruguay)		1,170,000	1,113,169
Uruguay (Oriental Republic of) sr. unsec. unsub. notes 4.375%, 10/27/27 (Uruguay)		225,000	221,956
Total foreign government and agency bonds and notes (cost $56,677,787)			$45,093,875

MORTGAGE-BACKED SECURITIES (29.8%)*	Principal amount	Value
Agency collateralized mortgage obligations (5.7%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4972, IO, 6.00%, 5/25/50	$2,697,104	$589,275
REMICs Ser. 5160, Class IA, IO, 4.00%, 11/25/51	4,547,351	883,837
REMICs Ser. 4973, Class LI, IO, 4.00%, 4/25/50	4,271,606	834,136
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	55,688	1,188
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	363,954	51,558
REMICs Ser. 5077, Class GI, IO, 3.50%, 2/25/51	3,913,041	704,818
REMICs IFB Ser. 4076, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.70%), 3.288%, 7/15/40	63,709	509
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	782,621	98,361
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	1,565,214	123,541
REMICs IFB Ser. 4979, Class SN, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.464%, 6/25/50	1,079,761	119,231
Federal National Mortgage Association
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	824,430	153,261
REMICs Ser. 17-113, IO, 5.00%, 1/25/38	409,764	41,134
REMICs IFB Ser. 12-116, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 7.20%), 3.614%, 10/25/42	535,603	67,482
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	330,739	42,218
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	363,836	16,040
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	92,520	277
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	249,968	4,923
REMICs IFB Ser. 19-42, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.464%, 8/25/49	3,318,155	330,591
Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	565,183	99,116
Ser. 18-21, Class IN, IO, 5.00%, 2/20/48	219,033	45,806

Global Income Trust 31

MORTGAGE-BACKED SECURITIES (29.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-76, IO, 5.00%, 5/20/44	$240,394	$48,718
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	78,579	16,135
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	164,554	35,206
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	52,207	10,833
Ser. 21-122, Class GI, IO, 4.50%, 11/20/47	6,608,450	1,202,119
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	3,977,554	736,166
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	359,498	65,232
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	254,646	48,601
Ser. 16-138, Class GI, IO, 4.00%, 10/20/46	2,323,129	404,282
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	129,804	16,871
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	3,858,413	575,289
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	247,154	13,166
IFB Ser. 10-171, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.45%), 3.038%, 12/16/40	399,213	28,835
IFB Ser. 16-77, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 2.661%, 3/20/43	320,995	5,457
IFB Ser. 20-32, Class GS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 3/20/50	678,221	67,105
Ser. 17-H02, Class BI, IO, 2.451%, 1/20/67 W	2,215,453	69,122
Ser. 17-H04, Class BI, IO, 2.363%, 2/20/67 W	1,925,234	79,641
Ser. 17-H19, Class MI, IO, 2.068%, 4/20/67 W	1,158,330	69,036
Ser. 15-H26, Class EI, IO, 1.75%, 10/20/65 W	1,668,731	71,255
Ser. 16-H16, Class EI, IO, 1.639%, 6/20/66 W	2,143,724	91,966
Ser. 15-H25, Class AI, IO, 1.616%, 9/20/65 W	1,892,436	69,452
Ser. 14-H12, Class BI, IO, 1.591%, 5/20/64 W	2,197,911	88,044
Ser. 16-H23, Class NI, IO, 1.506%, 10/20/66 W	2,626,120	83,511
Ser. 14-H21, Class AI, IO, 0.423%, 10/20/64 W	1,789,091	52,753
Ser. 16-H13, Class EI, IO, 0.375%, 4/20/66 W	1,494,849	63,712
Ser. 15-H26, Class DI, IO, 0.244%, 10/20/65 W	1,702,117	58,806
Ser. 15-H03, Class DI, IO, 0.041%, 1/20/65 W	2,979,431	95,342
Ser. 16-H01, Class AI, IO, 0.014%, 1/20/66 W	1,295,819	33,954
Ser. 15-H09, Class AI, IO, 0.013%, 4/20/65 W	3,306,480	78,393
		8,486,304
Commercial mortgage-backed securities (13.8%)
BANK
FRB Ser. 20-BN30, Class XA, IO, 1.319%, 12/15/53 W	4,908,598	347,281
FRB Ser. 19-BN20, Class XA, IO, 0.814%, 9/15/62 W	9,073,079	381,396
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class B, 4.096%, 5/15/52	201,000	174,205
FRB Ser. 20-C8, Class XA, IO, 1.841%, 10/15/53 W	4,690,718	454,870
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	210,000	185,985
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.08%, 12/15/47 W	1,053,000	884,520
Citigroup Commercial Mortgage Trust FRB Ser. 13-GC17, Class C, 5.101%, 11/10/46 W	256,000	241,859
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.088%, 3/10/47 W	268,000	256,286
FRB Ser. 06-C5, Class XC, IO, 0.345%, 10/15/49 W	1,703,307	485

32 Global Income Trust

MORTGAGE-BACKED SECURITIES (29.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 13-CR11, Class B, 5.111%, 8/10/50 W	$243,000	$236,221
FRB Ser. 13-CR13, Class C, 4.877%, 11/10/46 W	492,000	464,527
FRB Ser. 14-CR17, Class C, 4.781%, 5/10/47 W	942,000	858,489
FRB Ser. 14-CR18, Class C, 4.747%, 7/15/47 W	393,000	363,333
FRB Ser. 14-UBS6, Class C, 4.439%, 12/10/47 W	110,000	100,604
Ser. 14-CR21, Class B, 4.339%, 12/10/47 W	433,000	407,948
FRB Ser. 15-LC19, Class C, 4.216%, 2/10/48 W	430,000	394,925
FRB Ser. 14-UBS6, Class XA, IO, 0.85%, 12/10/47 W	7,532,468	96,996
FRB Ser. 15-LC21, Class XA, IO, 0.656%, 7/10/48 W	9,603,702	130,785
COMM Mortgage Trust 144A
FRB Ser. 12-CR2, Class D, 4.905%, 8/15/45 W	400,000	370,600
FRB Ser. 13-CR13, Class D, 4.877%, 11/10/46 W	280,000	245,974
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class AX, IO, 0.846%, 9/15/39 W	2,240	19
FRB Ser. 07-C2, Class AX, IO, 0.014%, 1/15/49 W	645,540	6
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C, 4.259%, 4/15/50 W	819,000	706,196
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.448%, 12/15/49 W	822,000	614,415
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.362%, 8/10/44 W	773,165	706,596
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K113, Class XAM, IO, 1.585%, 6/25/30 W	2,243,000	214,998
Multifamily Structured Pass-Through Certificates FRB Ser. K098, Class X1, IO, 1.144%, 8/25/29 W	2,790,603	175,853
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.395%, 2/10/46 W	2,122,924	182
GS Mortgage Securities Trust FRB Ser. 15-GC30, Class C, 4.069%, 5/10/50 W	286,000	255,663
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.355%, 8/10/43 W	328,000	243,589
FRB Ser. 13-GC14, Class B, 4.719%, 8/10/46 W	296,000	286,327
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.547%, 9/15/47 W	225,000	202,882
FRB Ser. 13-C12, Class B, 4.087%, 7/15/45 W	285,000	280,036
FRB Ser. 15-C33, Class XA, IO, 0.902%, 12/15/48 W	3,186,189	70,938
FRB Ser. 14-C22, Class XA, IO, 0.802%, 9/15/47 W	8,569,317	90,825
FRB Ser. 13-C12, Class XA, IO, 0.402%, 7/15/45 W	17,123,043	10,154
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C17, Class D, 4.883%, 1/15/47 W	505,000	468,386
FRB Ser. 14-C23, Class D, 3.982%, 9/15/47 W	437,000	375,089
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	339,000	330,964
FRB Ser. 19-COR5, Class XA, IO, 1.468%, 6/13/52 W	8,125,411	522,622
FRB Ser. 06-CB17, Class X, IO, 0.93%, 12/12/43 W	256,841	4,951
FRB Ser. 13-C16, Class XA, IO, 0.844%, 12/15/46 W	7,347,885	37,628
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 4.964%, 5/15/45 W	777,000	586,635
FRB Ser. 21-1MEM, Class D, 2.654%, 10/9/42 W	915,000	596,499

Global Income Trust 33

MORTGAGE-BACKED SECURITIES (29.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	$686,987	$82
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 6.571%, 12/15/49 W	1,175	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.059%, 2/15/47 W	207,000	200,578
FRB Ser. 14-C17, Class C, 4.48%, 8/15/47 W	591,000	550,560
Ser. 14-C18, Class C, 4.473%, 10/15/47 W	310,000	287,035
FRB Ser. 15-C24, Class B, 4.332%, 5/15/48 W	253,000	236,185
Ser. 13-C8, Class B, 3.641%, 12/15/48 W	389,000	384,429
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.537%, 11/15/45 W	278,000	255,760
FRB Ser. 13-C9, Class D, 4.104%, 5/15/46 W	274,000	245,573
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D, 5.083%, 7/15/49 W	185,000	185,185
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M10, 6.836%, 10/25/49	672,849	619,841
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO, 1.033%, 12/15/50 W	4,364,098	155,944
Wells Fargo Commercial Mortgage Trust
Ser. 17-RC1, Class C, 4.591%, 1/15/60	225,000	196,976
FRB Ser. 15-C30, Class C, 4.498%, 9/15/58 W	432,000	394,967
FRB Ser. 13-LC12, Class C, 4.296%, 7/15/46 W	363,000	332,054
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	314,000	258,937
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	707,000	618,486
FRB Ser. 19-C52, Class XA, IO, 1.604%, 8/15/52 W	3,441,102	256,190
FRB Ser. 16-LC25, Class XA, IO, 0.83%, 12/15/59 W	4,137,233	110,890
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class B, 4.723%, 3/15/47 W	930,000	878,231
Ser. 14-C22, Class AS, 4.069%, 9/15/57 W	397,000	378,306
FRB Ser. 13-C14, Class XA, IO, 0.651%, 6/15/46 W	9,876,414	16,760
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 4.843%, 6/15/44 W	163,000	122,587
FRB Ser. 11-C4, Class C, 4.843%, 6/15/44 W	122,240	112,597
FRB Ser. 12-C10, Class D, 4.363%, 12/15/45 W	180,000	130,116
FRB Ser. 12-C10, Class XA, IO, 1.341%, 12/15/45 W	839,975	816
		20,307,827
Residential mortgage-backed securities (non-agency) (10.3%)
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	94,333	86,526
BankUnited Trust FRB Ser. 05-1, Class 1A1, (ICE LIBOR USD 1 Month + 0.60%), 4.186%, 9/25/45	104,668	97,220
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 6.086%, 10/25/29 (Bermuda)	182,554	181,047
BRAVO Residential Funding Trust 144A
Ser. 21-A, Class A1, 1.991%, 10/25/59	398,854	375,134
Ser. 21-C, Class A1, 1.62%, 3/1/61	287,463	243,422
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4, (ICE LIBOR USD 1 Month + 0.24%), 4.066%, 6/25/36	171,035	163,183

34 Global Income Trust

MORTGAGE-BACKED SECURITIES (29.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (ICE LIBOR USD 1 Month + 0.18%), 3.766%, 11/25/47	$188,432	$162,638
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A2, 3.094%, 3/25/65 W	665,000	611,800
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 4A1, (ICE LIBOR USD 1 Month + 0.38%), 3.966%, 8/25/46	278,484	227,436
FRB Ser. 06-OA19, Class A1, (ICE LIBOR USD 1 Month + 0.18%), 3.669%, 2/20/47	159,295	119,654
FRB Ser. 06-OA10, Class 1A1, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.96%), 2.331%, 8/25/46	113,355	98,623
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 2.311%, 6/25/46	245,097	200,979
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 5.286%, 11/25/28 (Bermuda)	258,096	253,146
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (ICE LIBOR USD 1 Month + 6.35%), 9.936%, 9/25/28	419,339	442,994
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (ICE LIBOR USD 1 Month + 5.00%), 8.586%, 12/25/28	471,031	491,558
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (ICE LIBOR USD 1 Month + 4.70%), 8.286%, 4/25/28	513,197	530,517
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3, (ICE LIBOR USD 1 Month + 3.80%), 7.386%, 3/25/29	134,462	137,516
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (ICE LIBOR USD 1 Month + 3.55%), 7.136%, 8/25/29	366,898	375,268
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (ICE LIBOR USD 1 Month + 2.40%), 5.986%, 2/25/47	121,044	116,947
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 5.947%, 6/25/42	91,778	91,604
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 5.647%, 7/25/42	229,466	227,745
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (ICE LIBOR USD 1 Month + 1.90%), 5.486%, 1/25/50	41,292	40,470
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 4.847%, 1/25/42	212,000	190,331
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (ICE LIBOR USD 1 Month + 1.00%), 4.586%, 2/25/47	682,259	657,890
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 4.297%, 2/25/42	210,095	204,679
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	556,926	537,139
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 3.997%, 1/25/42	52,166	50,278
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 3.847%, 9/25/41	14,492	13,717
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA6, Class M1, (US 30 Day Average SOFR + 0.80%), 3.797%, 10/25/41	261,000	255,161

Global Income Trust 35

MORTGAGE-BACKED SECURITIES (29.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (ICE LIBOR USD 1 Month + 6.95%), 10.536%, 8/25/28	$135,515	$141,113
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (ICE LIBOR USD 1 Month + 6.75%), 10.336%, 8/25/28	251,759	265,772
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (ICE LIBOR USD 1 Month + 6.00%), 9.586%, 9/25/28	156,628	163,030
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (ICE LIBOR USD 1 Month + 5.90%), 9.486%, 10/25/28	60,828	63,414
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 9.286%, 4/25/28	308,899	325,408
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.55%), 9.136%, 4/25/28	529,136	546,151
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (ICE LIBOR USD 1 Month + 5.30%), 8.886%, 10/25/28	76,484	78,874
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2, (ICE LIBOR USD 1 Month + 5.25%), 8.836%, 10/25/23	69,335	70,743
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.00%), 8.586%, 11/25/24	8,947	9,050
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (ICE LIBOR USD 1 Month + 4.30%), 7.886%, 2/25/25	52,814	53,870
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 7.586%, 5/25/25	27,016	27,274
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (ICE LIBOR USD 1 Month + 3.65%), 7.236%, 9/25/29	72,000	73,734
Connecticut Avenue Securities FRB Ser. 14-C03, Class 1M2, (ICE LIBOR USD 1 Month + 3.00%), 6.586%, 7/25/24	3,151	3,166
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (ICE LIBOR USD 1 Month + 2.90%), 6.486%, 7/25/24	296,412	296,783
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3, (ICE LIBOR USD 1 Month + 1.35%), 4.936%, 9/25/29	132,116	130,354
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (ICE LIBOR USD 1 Month + 1.25%), 4.836%, 7/25/29	66,793	66,193
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2, (ICE LIBOR USD 1 Month + 1.00%), 4.586%, 5/25/30	314,789	310,388
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (ICE LIBOR USD 1 Month + 0.65%), 4.236%, 1/25/31	9,271	9,081
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2ED1, (ICE LIBOR USD 1 Month + 0.60%), 4.186%, 11/25/29	9,012	8,796
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (ICE LIBOR USD 1 Month + 2.45%), 6.036%, 7/25/31	8,187	8,153
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 5.997%, 1/25/42	427,000	381,098
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (ICE LIBOR USD 1 Month + 2.15%), 5.736%, 11/25/39	38,903	37,066
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (ICE LIBOR USD 1 Month + 2.05%), 5.636%, 1/25/40	530,809	522,211
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 5.525%, 9/25/42	137,624	136,728
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 4.197%, 1/25/42	106,542	103,479

36 Global Income Trust

MORTGAGE-BACKED SECURITIES (29.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 3.997%, 12/25/41	$119,587	$115,925
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 3.747%, 10/25/41	4,069	4,026
GSAA Home Equity Trust Ser. 06-15, Class AF3A, 5.882%, 9/25/36 W	932,013	328,638
JP Morgan Alternative Loan Trust FRB Ser. 07-S1, Class A1, (ICE LIBOR USD 1 Month + 0.28%), 4.146%, 4/25/47	162,224	152,976
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	219,138	210,752
Ser. 21-GS3, Class A1, 1.75%, 7/25/61	273,194	247,567
LHOME Mortgage Trust 144A Ser. 21-RTL2, Class A1, 2.09%, 6/25/26	365,000	342,195
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 3.196%, 8/26/47 W	121,124	117,243
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A, Class A1M, (ICE LIBOR USD 1 Month + 0.90%), 4.486%, 1/25/48	54,973	53,438
New York Mortgage Trust 144A Ser. 21-BPL1, Class A1, 2.239%, 5/25/26	300,000	280,974
NovaStar Mortgage Funding Trust FRB Ser. 06-5, Class A2C, (ICE LIBOR USD 1 Month + 0.34%), 3.926%, 11/25/36	1,052,553	326,609
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1, (ICE LIBOR USD 1 Month + 1.04%), 4.626%, 3/25/34	147,730	134,801
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (ICE LIBOR USD 1 Month + 0.85%), 4.436%, 5/25/47	299,293	235,418
Toorak Mortgage Corp., Ltd. 144A
Ser. 20-1, Class A1, 2.734%, 3/25/23 W	191,325	188,745
Ser. 21-1, Class A1, 2.24%, 6/25/24	120,000	114,309
Vista Point Securitization Trust 144A FRB Ser. 20-2, Class A2, 1.986%, 4/25/65 W	78,257	63,441
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1C3, (ICE LIBOR USD 1 Month + 0.98%), 4.566%, 10/25/45	119,617	111,056
FRB Ser. 05-AR9, Class A1C3, (ICE LIBOR USD 1 Month + 0.96%), 4.546%, 7/25/45	204,755	182,683
FRB Ser. 05-AR1, Class A1B, (ICE LIBOR USD 1 Month + 0.78%), 4.366%, 1/25/45	118,872	107,630
FRB Ser. 05-AR2, Class 2A1B, (ICE LIBOR USD 1 Month + 0.74%), 4.326%, 1/25/45	135,731	128,266
FRB Ser. 05-AR10, Class 1A3, 3.835%, 9/25/35 W	94,813	82,859
FRB Ser. 05-AR12, Class 1A8, 3.814%, 10/25/35 W	270,507	236,699
Washington Mutual Asset-Backed Certificates Trust FRB Ser. 06-HE2, Class A3, (ICE LIBOR USD 1 Month + 0.30%), 3.886%, 5/25/36	540,647	425,272
		15,208,073
Total mortgage-backed securities (cost $48,629,872)		$44,002,204

Global Income Trust 37

CORPORATE BONDS AND NOTES (21.3%)*	Principal amount	Value
Basic materials (1.5%)
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	$275,000	$245,479
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	450,000	424,570
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. notes 6.00%, 11/15/41 (Canada)	157,000	136,835
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	278,000	242,135
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	260,000	193,700
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	132,000	99,203
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26	632,000	581,951
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	172,000	188,971
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	33,000	35,113
		2,147,957
Capital goods (0.7%)
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	351,000	289,238
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	324,000	280,824
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	179,000	174,668
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	176,000	164,443
Waste Connections, Inc. sr. unsec. bonds 4.20%, 1/15/33	110,000	99,476
		1,008,649
Communication services (2.2%)
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	291,000	237,235
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R	406,000	362,813
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	487,000	424,736
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	355,000	338,985
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	464,000	450,462
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	178,000	161,428
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	137,000	123,497
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	192,000	173,627
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	404,000	338,383
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	18,000	15,923
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	440,000	405,925
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	312,000	262,200
		3,295,214
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 6.623%, perpetual maturity	214,000	206,243
		206,243
Consumer cyclicals (1.7%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	344,000	307,880
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	193,000	133,648
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	354,000	284,970
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	385,000	362,272
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	300,000	233,303

38 Global Income Trust

CORPORATE BONDS AND NOTES (21.3%)* cont.		Principal amount	Value
Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26		$147,000	$135,088
General Motors Financial Co., Inc. sr. unsec. notes 2.35%, 2/26/27		100,000	84,639
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27		76,000	64,860
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27		163,000	150,738
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27		400,000	330,826
Warnermedia Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32		463,000	373,987
			2,462,211
Consumer staples (1.7%)
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		435,000	392,814
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		281,000	245,160
GSK Consumer Healthcare Capital US, LLC company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27		330,000	298,454
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27		240,000	219,118
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27		584,000	547,180
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	435,000	398,735
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		$441,000	419,900
			2,521,361
Energy (1.7%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27		231,000	225,371
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32		183,000	142,405
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28		418,000	374,787
EQT Corp. sr. unsec. notes 5.678%, 10/1/25		128,000	126,530
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27		318,000	345,746
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)		267,000	267,935
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)		44,000	39,963
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)		246,000	177,287
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)		261,000	197,381
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27		294,000	283,327
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)		355,000	287,639
			2,468,371
Financials (8.3%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)		400,000	377,515
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)		660,000	495,364
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28		380,000	336,731

Global Income Trust 39

CORPORATE BONDS AND NOTES (21.3%)* cont.	Principal amount	Value
Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	$180,000	$184,610
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	386,000	286,395
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	524,000	469,788
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	174,804
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	379,822
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	346,000	343,405
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	525,000	420,627
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	400,000	366,681
BPCE SA 144A sr. unsec. notes 3.50%, 10/23/27 (France)	250,000	215,117
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	540,000	506,885
Capital One Financial Corp. sr. unsec. unsub. FRN 1.878%, 11/2/27	264,000	219,589
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	622,000	510,662
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	212,000	190,408
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	200,000	174,719
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	400,000	335,296
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7.50%, perpetual maturity (Switzerland)	200,000	180,996
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	250,000	210,687
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	400,000	372,190
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	160,000	147,570
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	160,000	85,590
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	306,000	302,207
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	88,000	84,001
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	188,000	142,866
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	138,000	109,748
Goldman Sachs Group, Inc. (The) unsec. sub. notes 5.95%, 1/15/27	192,000	193,696
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	505,000	341,851
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	280,000	270,914
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	138,000	130,720
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	429,000	267,231
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	230,000	240,879
NatWest Group PLC sr. unsec. unsub. FRN 1.642%, 6/14/27 (United Kingdom)	595,000	494,355
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	136,000	126,484
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	643,000	465,758
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	102,000	106,718
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	181,000	162,493
UBS Group AG 144A jr. unsec. sub. FRN 4.375%, perpetual maturity (Switzerland)	225,000	156,296

40 Global Income Trust

CORPORATE BONDS AND NOTES (21.3%)* cont.	Principal amount	Value
Financials cont.
UBS Group AG 144A sr. unsec. FRN 4.703%, 8/5/27 (Switzerland)	$379,000	$352,222
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	300,000	284,625
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	500,000	366,376
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	183,000	166,765
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	68,000	59,575
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	163,000	138,387
Wells Fargo & Co. unsec. sub. notes Ser. GMTN, 4.30%, 7/22/27	267,000	249,739
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	126,000	116,588
		12,315,945
Health care (0.2%)
Danaher Corp. sr. unsec. unsub. notes 3.35%, 9/15/25	203,000	194,014
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	105,000	97,285
		291,299
Technology (1.4%)
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	461,000	423,646
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	361,000	310,486
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	489,000	403,186
Meta Platforms, Inc. 144A sr. unsec. unsub. bonds 4.45%, 8/15/52	244,000	181,081
Meta Platforms, Inc. 144A sr. unsec. unsub. notes 3.50%, 8/15/27	108,000	99,140
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	75,000	49,066
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	207,000	140,180
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	91,000	79,885
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	426,000	339,203
		2,025,873
Transportation (0.4%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	103,000	93,139
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	529,000	493,454
		586,593
Utilities and power (1.4%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	276,000	238,368
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	77,000	61,033
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	330,000	236,363
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	351,000	301,723
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	220,000	184,017
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	300,000	236,535
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	129,000	120,037
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	100,000	74,545
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	204,000	177,967

Global Income Trust 41

CORPORATE BONDS AND NOTES (21.3%)* cont.	Principal amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	$108,000	$102,872
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (ICE LIBOR USD 3 Month + 2.11%), 5.018%, 5/15/67	498,000	410,850
		2,144,310
Total corporate bonds and notes (cost $36,525,861)		$31,474,026

COLLATERALIZED LOAN OBLIGATIONS (4.9%)*	Principal amount	Value
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 5.179%, 4/15/34 (Cayman Islands)	$250,000	$239,118
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (ICE LIBOR USD 3 Month + 1.20%), 5.443%, 7/20/34 (Cayman Islands)	263,000	253,216
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (ICE LIBOR USD 3 Month + 1.15%), 5.508%, 10/25/32 (Cayman Islands)	250,000	241,100
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (ICE LIBOR USD 3 Month + 1.07%), 5.149%, 4/15/34 (Cayman Islands)	500,000	477,179
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (ICE LIBOR USD 3 Month + 1.09%), 5.333%, 4/20/31	250,000	244,119
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (ICE LIBOR USD 3 Month + 1.25%), 5.575%, 11/22/34 (Cayman Islands)	323,000	307,811
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (ICE LIBOR USD 3 Month + 1.17%), 5.249%, 10/15/34 (Cayman Islands)	250,000	239,116
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (ICE LIBOR USD 3 Month + 1.11%), 5.353%, 4/20/32 (Cayman Islands)	313,000	303,792
Cent CLO 21, Ltd. 144A FRB Ser. 21-21A, Class A1R3, (ICE LIBOR USD 3 Month + 0.97%), 5.328%, 7/27/30 (Cayman Islands)	367,506	359,583
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 5.413%, 10/20/34	159,000	150,857
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (ICE LIBOR USD 3 Month + 1.20%), 5.279%, 4/16/34 (Cayman Islands)	405,000	389,449
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (ICE LIBOR USD 3 Month + 1.23%), 5.309%, 10/15/31 (Cayman Islands)	398,485	389,640
Gulf Stream Meridian 1, Ltd. 144A FRB Ser. 20-IA, Class A1, (ICE LIBOR USD 3 Month + 1.37%), 5.449%, 4/15/33 (Cayman Islands)	250,000	241,234
LCM XXI LP 144A FRB Ser. 21A, Class AR, (ICE LIBOR USD 3 Month + 0.88%), 5.123%, 4/20/28 (Cayman Islands)	126,903	125,534
Madison Park Funding XIV, Ltd. 144A FRB Ser. 18-14A, Class A2RR, (ICE LIBOR USD 3 Month + 1.40%), 5.725%, 10/22/30 (Cayman Islands)	250,000	239,405
Madison Park Funding XXX, Ltd. 144A FRB Ser. 18-30A, Class A, (ICE LIBOR USD 3 Month + 0.75%), 4.829%, 4/15/29	239,243	233,568
Magnetite CLO XXXIII, Ltd. 144A FRB Ser. 22-33A, Class A, (CME TERM SOFR 3 Month + 1.50%), 4.207%, 7/20/35 (Cayman Islands)	250,000	240,047
OZLM XVIII, Ltd. 144A FRB Ser. 18-18A, Class A, (ICE LIBOR USD 3 Month + 1.02%), 5.099%, 4/15/31 (Cayman Islands)	250,000	241,710
Palmer Square CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.15%), 4.055%, 11/14/34 (Cayman Islands)	250,000	239,298
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (ICE LIBOR USD 3 Month + 2.00%), 4.905%, 5/15/32 (Cayman Islands)	250,000	234,169

42 Global Income Trust

COLLATERALIZED LOAN OBLIGATIONS (4.9%)* cont.	Principal amount	Value
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (ICE LIBOR USD 3 Month + 1.00%), 5.243%, 10/20/31 (Cayman Islands)	$250,000	$241,955
Rockford Tower CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (ICE LIBOR USD 3 Month + 1.17%), 5.413%, 7/20/34 (Cayman Islands)	250,000	239,381
RR 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 5.199%, 4/15/36 (Cayman Islands)	342,000	327,219
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 5.249%, 7/15/34 (Cayman Islands)	500,000	475,372
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (ICE LIBOR USD 3 Month + 1.70%), 5.943%, 1/20/29 (Cayman Islands)	200,000	190,329
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (ICE LIBOR USD 3 Month + 1.49%), 5.569%, 7/15/32	364,000	353,356
Total collateralized loan obligations (cost $7,424,347)		$7,217,557

ASSET-BACKED SECURITIES (1.3%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$447,561	$446,442
MRA Issuance Trust 144A FRB Ser. 22-2, Class A3, (US SOFR + 1.25%), 4.21%, 1/17/23	500,000	500,000
Station Place Securitization Trust 144A
FRB Ser. 22-3, Class A1, (CME Term SOFR 1 Month + 1.25%), 4.828%, 5/29/23	693,000	693,000
FRB Ser. 21-14, Class A1, (ICE LIBOR USD 1 Month + 0.70%), 4.272%, 12/8/22	263,000	263,000
Total asset-backed securities (cost $1,903,561)		$1,902,442

SHORT-TERM INVESTMENTS (10.4%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 3.21% L	Shares	6,603,751	$6,603,751
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% P	Shares	1,777,000	1,777,000
U.S. Treasury Bills 3.400%, 12/6/22 # ∆ § Φ		$3,100,000	3,089,395
U.S. Treasury Bills 3.297%, 12/1/22 # ∆ § Φ		1,000,000	997,131
U.S. Treasury Bills 2.911%, 11/25/22 # § Φ		1,200,000	1,197,382
U.S. Treasury Bills 2.793%, 11/8/22 # ∆ § Φ		900,000	899,533
U.S. Treasury Bills 2.659%, 11/1/22 Φ		800,000	800,000
Total short-term investments (cost $15,365,221)			$15,364,192

TOTAL INVESTMENTS
Total investments (cost $317,198,693)	$293,562,806

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan (Onshore)
DKK	Danish Krone
EUR	Euro
GBP	British Pound

Global Income Trust 43

JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thai Baht
USD /$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through October 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $147,729,985.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $722,858 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $616,045 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $1,044,117 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,740,280 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

44 Global Income Trust

[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	79.4%	Indonesia	0.7%
Japan	4.0	Switzerland	0.7
Cayman Islands	2.1	Mexico	0.6
France	2.1	Australia	0.6
Italy	1.5	Uruguay	0.5
United Kingdom	1.1	Other	4.6
Spain	1.1	Total	100.0%
Canada	1.0

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/22 (aggregate face value $77,661,684)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/18/23	$3,848	$3,754	$94
	Canadian Dollar	Sell	1/18/23	1,391,498	1,387,123	(4,375)
	Czech Koruna	Buy	12/21/22	83,066	84,420	(1,354)
	Euro	Sell	12/21/22	145,668	146,898	1,230
	Japanese Yen	Sell	11/16/22	3,876,332	4,398,102	521,770
	Mexican Peso	Sell	1/18/23	314,604	308,897	(5,707)
	New Zealand Dollar	Sell	1/18/23	2,852	2,781	(71)
	Swedish Krona	Sell	12/21/22	2,136	2,328	192
Barclays Bank PLC
	Euro	Buy	12/21/22	51,301	52,330	(1,029)
	Indonesian Rupiah	Buy	11/16/22	129,445	134,703	(5,258)
	Indonesian Rupiah	Sell	11/16/22	129,445	129,622	177

Global Income Trust 45

FORWARD CURRENCY CONTRACTS at 10/31/22 (aggregate face value $77,661,684) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Peruvian New Sol	Buy	1/18/23	$70,043	$67,629	$2,414
	Singapore Dollar	Buy	11/16/22	93,608	93,656	(48)
	Swiss Franc	Sell	12/21/22	352,631	368,146	15,515
Citibank, N.A.
	Australian Dollar	Sell	1/18/23	4,553	4,601	48
	Canadian Dollar	Buy	1/18/23	161,730	161,525	205
	Chilean Peso	Buy	1/18/23	114,120	113,693	427
	Danish Krone	Sell	12/21/22	77,328	79,556	2,228
	Romanian Leu	Buy	12/21/22	69,067	70,039	(972)
Goldman Sachs International
	Chinese Yuan (Offshore)	Sell	11/16/22	864,285	939,373	75,088
	Euro	Buy	12/21/22	59,339	58,715	624
	Indonesian Rupiah	Buy	11/16/22	321,435	334,476	(13,041)
	Japanese Yen	Sell	11/16/22	587,727	660,167	72,440
	Norwegian Krone	Sell	12/21/22	3,748	3,961	213
	Polish Zloty	Sell	12/21/22	178,214	182,759	4,545
	South African Rand	Sell	1/18/23	17,320	17,830	510
	Swedish Krona	Sell	12/21/22	125,687	132,363	6,676
	Swiss Franc	Buy	12/21/22	245,938	256,670	(10,732)
HSBC Bank USA, National Association
	British Pound	Sell	12/21/22	584,948	569,155	(15,793)
	Canadian Dollar	Sell	1/18/23	3,748	3,718	(30)
	Chinese Yuan (Offshore)	Buy	11/16/22	5,843,736	6,352,011	(508,275)
	Euro	Sell	12/21/22	10,651,529	10,863,931	212,402
	Japanese Yen	Buy	11/16/22	2,115,015	2,209,961	(94,946)
	Norwegian Krone	Buy	12/21/22	15,291	15,689	(398)
	Polish Zloty	Sell	12/21/22	75,980	77,944	1,964
	Swedish Krona	Buy	12/21/22	1,009	1,387	(378)
	Swiss Franc	Buy	12/21/22	129,503	135,517	(6,014)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/18/23	256,018	258,737	(2,719)
	British Pound	Sell	12/21/22	1,689,480	1,705,857	16,377
	Canadian Dollar	Buy	1/18/23	13,888	13,715	173
	Chinese Yuan (Offshore)	Buy	11/16/22	94,113	95,307	(1,194)
	Euro	Buy	12/21/22	8,628,351	8,790,259	(161,908)
	Japanese Yen	Sell	11/16/22	2,285,782	2,601,251	315,469
	Norwegian Krone	Sell	12/21/22	21,776	23,108	1,332
	Singapore Dollar	Buy	11/16/22	157,049	161,321	(4,272)
	South Korean Won	Buy	11/16/22	815,834	910,975	(95,141)
	Swedish Krona	Buy	12/21/22	3,511	3,489	22
	Swiss Franc	Buy	12/21/22	4,419	4,597	(178)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/18/23	84,720	85,672	(952)
	British Pound	Buy	12/21/22	3,839,844	3,861,392	(21,548)

46 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/22 (aggregate face value $77,661,684) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
	Canadian Dollar	Buy	1/18/23	$473,507	$472,075	$1,432
	Euro	Sell	12/21/22	1,246,910	1,261,491	14,581
	Japanese Yen	Buy	11/16/22	1,009,234	1,184,406	(175,172)
	New Zealand Dollar	Sell	1/18/23	481,736	469,698	(12,038)
	Norwegian Krone	Sell	12/21/22	76,332	77,367	1,035
	Swedish Krona	Sell	12/21/22	8,130	15,491	7,361
	Swiss Franc	Sell	12/21/22	1,511	1,545	34
NatWest Markets PLC
	Australian Dollar	Sell	1/18/23	111,334	109,306	(2,028)
	British Pound	Sell	12/21/22	198,046	196,458	(1,588)
	Euro	Sell	12/21/22	2,354,801	2,391,403	36,602
	Japanese Yen	Sell	11/16/22	1,154,113	1,210,132	56,019
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/18/23	748,816	758,554	9,738
	British Pound	Sell	12/21/22	32,510	31,964	(546)
	Canadian Dollar	Buy	1/18/23	313,687	313,266	421
	Chinese Yuan (Offshore)	Buy	11/16/22	2,386,364	2,593,897	(207,533)
	Euro	Buy	12/21/22	233,089	246,701	(13,612)
	Hong Kong Dollar	Buy	11/16/22	25,384	25,428	(44)
	Hungarian Forint	Buy	12/21/22	113,953	119,826	(5,873)
	Israeli Shekel	Buy	1/18/23	119,531	119,905	(374)
	Japanese Yen	Sell	11/16/22	88,827	106,515	17,688
	New Zealand Dollar	Sell	1/18/23	140,690	137,216	(3,474)
	Norwegian Krone	Sell	12/21/22	127,014	134,141	7,127
	Swedish Krona	Sell	12/21/22	194,997	205,216	10,219
	Swiss Franc	Buy	12/21/22	780,612	815,570	(34,958)
Toronto-Dominion Bank
	British Pound	Sell	12/21/22	12,636	12,713	77
	Canadian Dollar	Sell	1/18/23	232,859	234,440	1,581
	Japanese Yen	Buy	11/16/22	1,007,572	1,139,399	(131,827)
	Norwegian Krone	Sell	12/21/22	167,521	178,434	10,913
	Swiss Franc	Sell	12/21/22	38,880	40,603	1,723
UBS AG
	Australian Dollar	Buy	1/18/23	2,694	2,722	(28)
	British Pound	Sell	12/21/22	666,051	671,354	5,303
	Chinese Yuan (Offshore)	Sell	11/16/22	115,134	125,633	10,499
	Euro	Buy	12/21/22	6,429,637	6,548,284	(118,647)
	Japanese Yen	Buy	11/16/22	3,381,115	3,872,110	(490,995)
	New Zealand Dollar	Sell	1/18/23	6,287	6,276	(11)
	Norwegian Krone	Buy	12/21/22	154	157	(3)
	Swedish Krona	Sell	12/21/22	308,570	324,868	16,298
	Swiss Franc	Sell	12/21/22	402	385	(17)

Global Income Trust 47

FORWARD CURRENCY CONTRACTS at 10/31/22 (aggregate face value $77,661,684) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
WestPac Banking Corp.
	British Pound	Buy	12/21/22	$12,407	$12,469	$(62)
	Euro	Buy	12/21/22	2,532,520	2,516,871	15,649
	New Zealand Dollar	Sell	1/18/23	33,354	32,514	(840)
	Swiss Franc	Buy	12/21/22	3,617	3,771	(154)
Unrealized appreciation						1,476,435
Unrealized (depreciation)						(2,156,157)
Total						$(679,722)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Canadian Government Bond 10 yr (Long)	4	$361,229	$361,229	Dec-22	$(6,383)
Euro-Bobl 5 yr (Long)	20	2,365,278	2,365,277	Dec-22	(58,540)
Euro-Bund 10 yr (Long)	15	2,052,200	2,052,199	Dec-22	(95,195)
Euro-Buxl 30 yr (Long)	6	855,152	855,152	Dec-22	(89,902)
Euro-Schatz 2 yr (Short)	6	634,071	634,071	Dec-22	6,601
Japanese Government Bond 10 yr (Long)	4	4,002,018	4,002,018	Dec-22	2,473
Japanese Government Bond 10 yr (Short)	10	10,005,044	10,005,044	Dec-22	(1,386)
U.K. Gilt 10 yr (Long)	12	1,405,472	1,405,472	Dec-22	(106,952)
U.S. Treasury Bond 30 yr (Long)	17	2,048,500	2,048,500	Dec-22	(284,124)
U.S. Treasury Bond Ultra 30 yr (Long)	14	1,787,188	1,787,188	Dec-22	(325,532)
U.S. Treasury Note 2 yr (Short)	107	21,868,961	21,868,961	Dec-22	445,994
U.S. Treasury Note 5 yr (Long)	63	6,715,406	6,715,406	Dec-22	(272,829)
U.S. Treasury Note 10 yr (Long)	42	4,644,938	4,644,938	Dec-22	(272,407)
U.S. Treasury Note Ultra 10 yr (Long)	8	927,875	927,875	Dec-22	(81,800)
Unrealized appreciation					455,068
Unrealized (depreciation)					(1,595,050)
Total					$(1,139,982)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.39)/US SOFR/Dec-26 (Purchased)	Dec-24/1.39	$20,479,800	$(235,518)	$635,079
1.39/US SOFR/Dec-26 (Purchased)	Dec-24/1.39	20,479,800	(235,518)	(164,862)
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073	5,748,900	418,232	103,538
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073	5,748,900	418,232	(117,278)
(1.085)/3 month USD-LIBOR-ICE/Apr-34 (Written)	Apr-24/1.085	3,876,400	53,204	42,795

48 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101	$2,276,600	$177,802	$35,401
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101	2,276,600	177,802	(42,914)
2.17/3 month USD-LIBOR-ICE/Apr-34 (Purchased)	Apr-24/2.17	1,938,200	(93,615)	(73,419)
(1.405)/US SOFR/Dec-58 (Purchased)	Dec-28/1.405	1,573,300	(241,305)	245,089
1.405/US SOFR/Dec-58 (Purchased)	Dec-28/1.405	1,573,300	(241,305)	(136,405)
(1.275)/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275	1,070,200	(139,394)	176,594
1.275/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275	1,070,200	(139,394)	(86,568)
(1.29)/3 month USD-LIBOR-ICE/Mar-34 (Written)	Mar-24/1.29	969,100	15,118	12,230
2.29/3 month USD-LIBOR-ICE/Mar-34 (Purchased)	Mar-24/2.29	678,400	(33,368)	(26,200)
(0.925)/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.925	564,100	(40,390)	79,826
0.925/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.925	564,100	(40,390)	(25,729)
(0.85)/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.85	287,300	(20,973)	41,567
0.85/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.85	287,300	(20,973)	(13,532)
Citibank, N.A.
4.108/US SOFR/Jan-28 (Purchased)	Jan-23/4.108	14,015,900	(201,128)	18,501
(4.108)/US SOFR/Jan-28 (Purchased)	Jan-23/4.108	14,015,900	(201,128)	(56,064)
2.394/US SOFR/Sep-33 (Purchased)	Sep-23/2.394	3,465,600	(41,934)	(13,932)
(1.826)/US SOFR/Jan-42 (Purchased)	Jan-32/1.826	2,979,400	(220,029)	215,202
1.826/US SOFR/Jan-42 (Purchased)	Jan-32/1.826	2,979,400	(220,029)	(94,328)
(1.90)/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90	2,731,200	(36,407)	67,515
1.90/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90	2,731,200	(36,407)	(19,310)
(1.75)/US SOFR/Mar-53 (Purchased)	Mar-23/1.75	1,665,400	(124,655)	371,284
1.75/US SOFR/Mar-53 (Purchased)	Mar-23/1.75	1,665,400	(124,655)	(121,791)
(1.724)/US SOFR/Mar-53 (Purchased)	Mar-23/1.724	1,604,100	(121,029)	364,115
1.724/US SOFR/Mar-53 (Purchased)	Mar-23/1.724	1,604,100	(121,029)	(118,334)
(1.752)/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752	1,591,200	(51,873)	95,822
1.752/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752	1,591,200	(51,873)	(30,678)
(1.735)/US SOFR/Mar-53 (Purchased)	Mar-23/1.735	1,523,800	(112,647)	345,110
1.735/US SOFR/Mar-53 (Purchased)	Mar-23/1.735	1,523,800	(112,647)	(110,034)
(1.625)/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625	933,600	(137,706)	45,644
1.625/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625	933,600	(137,706)	(29,184)

Global Income Trust 49

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
(1.102)/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102		$674,000	$(21,416)	$143,704
1.102/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102		674,000	(21,416)	(21,757)
(2.427)/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427		577,800	(42,093)	34,564
2.427/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427		577,800	(42,093)	(16,311)
(2.689)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689		377,000	(48,539)	22,835
2.689/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689		377,000	(48,539)	(31,581)
(0.055)/3 month EUR-EURIBOR/Mar-25 (Written)	Mar-24/0.055	EUR	43,551,100	139,730	117,497
0.555/3 month EUR-EURIBOR/Mar-25 (Purchased)	Mar-24/0.555	EUR	21,775,600	(137,362)	(115,346)
Goldman Sachs International
(2.40)/US SOFR/May-57 (Purchased)	May-27/2.40		$5,415,500	(698,600)	378,002
2.40/US SOFR/May-57 (Purchased)	May-27/2.40		5,415,500	(698,600)	(221,819)
(2.8175)/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175		371,900	(46,952)	16,345
2.8175/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175		371,900	(46,952)	(22,184)
JPMorgan Chase Bank N.A.
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70		3,884,900	82,894	66,781
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70		3,884,900	82,894	(266,815)
(2.317)/US SOFR/Apr-42 (Written)	Apr-32/2.317		2,442,700	206,897	76,090
2.317/US SOFR/Apr-42 (Written)	Apr-32/2.317		2,442,700	206,897	(103,790)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81		723,500	42,759	24,946
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81		723,500	42,759	(67,510)
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	1,458,600	(90,707)	153,496
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	1,458,600	(90,707)	(54,347)
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	261,200	(9,791)	25,118
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	261,200	(9,791)	(6,733)
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	163,800	(5,110)	19,635
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	163,800	(5,110)	(4,278)
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	125,100	(7,399)	22,885
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	125,100	(7,399)	(6,010)

50 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
(2.5375)/US SOFR/Nov-32 (Purchased)	Nov-22/2.5375		$4,980,300	$(105,333)	$414,959
2.5375/US SOFR/Nov-32 (Purchased)	Nov-22/2.5375		4,980,300	(105,333)	(105,184)
(3.27)/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27		734,900	(83,852)	(1,022)
3.27/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27		734,900	(83,852)	(44,741)
(2.3825)/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		413,900	(52,462)	30,463
2.3825/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		413,900	(52,462)	(20,654)
(2.505)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505		377,000	(57,756)	22,481
2.505/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505		377,000	(40,565)	(26,688)
Toronto-Dominion Bank
(1.937)/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937		2,002,500	(104,731)	214,868
1.937/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937		2,002,500	(104,731)	(69,066)
(2.405)/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405		94,500	(6,591)	6,016
2.405/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405		94,500	(6,591)	(2,544)
UBS AG
(2.70)/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	1,140,000	(69,219)	19,499
2.70/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	1,140,000	(69,219)	(13,731)
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	975,900	(51,942)	36,312
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	975,900	(51,942)	(15,213)
3.292/6 month EUR-EURIBOR/Oct-24 (Purchased)	Oct-23/3.292	EUR	8,776,300	(50,617)	3,469
(3.292)/6 month EUR-EURIBOR/Oct-24 (Purchased)	Oct-23/3.292	EUR	8,776,300	(50,617)	(16,132)
(2.60)/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.60	EUR	3,814,900	133,852	19,340
(2.65)/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.65	EUR	3,814,900	134,338	15,495
(2.675)/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.675	EUR	3,814,900	133,852	13,535
2.675/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.675	EUR	3,814,900	133,852	(45,015)
2.65/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.65	EUR	3,814,900	134,338	(47,126)
2.60/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.60	EUR	3,814,900	133,852	(51,462)

Global Income Trust 51

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(0.44)/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,404,600	$(188,646)	$328,910
0.44/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,404,600	(188,646)	(84,337)
(1.325)/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	1,628,600	(225,795)	160,689
1.325/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	1,628,600	(225,795)	(76,610)
(0.296)/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	801,500	(121,280)	145,981
0.296/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	801,500	(121,280)	(51,588)
Wells Fargo Bank, N.A.
3.0575/US SOFR/Jan-33 (Purchased)	Jan-23/3.0575		$3,842,100	(29,008)	(14,866)
Unrealized appreciation					5,429,227
Unrealized (depreciation)					(2,905,022)
Total					$2,524,205

TBA SALE COMMITMENTS OUTSTANDING at 10/31/22 (proceeds receivable $59,596,426)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 11/1/52	$15,000,000	11/14/22	$14,790,575
Uniform Mortgage-Backed Securities, 5.00%, 11/1/52	32,000,000	11/14/22	30,842,509
Uniform Mortgage-Backed Securities, 4.00%, 11/1/52	2,000,000	11/14/22	1,819,062
Uniform Mortgage-Backed Securities, 3.00%, 11/1/52	5,000,000	11/14/22	4,244,918
Uniform Mortgage-Backed Securities, 2.50%, 11/1/52	2,000,000	11/14/22	1,637,345
Uniform Mortgage-Backed Securities, 2.00%, 11/1/52	7,000,000	11/14/22	5,513,372
Total			$58,847,781

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,059,500	$220,863	$44,379	9/1/32	3 month USD-LIBOR-ICE — Quarterly	1.512% — Semiannually	$(179,348)
670,000	30,284	(54)	12/23/23	US SOFR — Annually	0.695% — Annually	(32,902)
10,276,000	1,170,642	883	12/23/26	1.085% — Annually	US SOFR — Annually	1,171,970
3,190,000	616,627	385	12/23/31	1.285% — Annually	US SOFR — Annually	611,603
1,262,000	452,755	(2,247)	12/23/51	US SOFR — Annually	1.437% — Annually	(451,193)
8,457,000	382,087	(861)	12/24/23	0.697% — Annually	US SOFR — Annually	410,718

52 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$5,228,000	$593,692	$333	12/24/26	US SOFR — Annually	1.096% — Annually	$(587,771)
1,358,000	262,556	(606)	12/24/31	1.285% — Annually	US SOFR — Annually	260,407
4,264,000	1,531,245	(2,304)	12/24/51	1.435% — Annually	US SOFR — Annually	1,514,897
252,000	86,436	(41)	12/31/51	US SOFR — Annually	1.525% — Annually	(85,413)
1,711,000	192,419	(227)	12/31/26	US SOFR — Annually	1.135% — Annually	(190,836)
1,865,000	351,161	7,257	12/31/31	US SOFR — Annually	1.355% — Annually	(338,682)
446,900	30,930 E	(10)	1/15/47	1.724% — Annually	US SOFR — Annually	30,920
769,000	242,727	(26)	1/21/52	1.679% — Annually	US SOFR — Annually	238,705
1,051,000	341,701	(36)	1/19/52	US SOFR — Annually	1.626% — Annually	(338,606)
300,000	96,030	(10)	2/1/52	1.6545% — Annually	US SOFR — Annually	94,577
2,024,000	573,521	(69)	2/24/52	US SOFR — Annually	1.86% — Annually	(563,079)
1,338,000	401,387	(46)	2/29/52	1.7674% — Annually	US SOFR — Annually	396,327
1,801,000	288,628	(24)	2/29/32	US SOFR — Annually	1.75% — Annually	(280,955)
5,321,000	502,835	(43)	2/28/27	1.675% — Annually	US SOFR — Annually	494,481
12,331,000	514,819	(47)	2/29/24	US SOFR — Annually	1.47709% — Annually	(511,990)
245,600	40,691	(3)	3/7/32	3 month USD-LIBOR-ICE — Quarterly	1.9575% — Semiannually	(41,153)
3,539,800	624,562	(47)	3/9/32	1.5475% — Annually	US SOFR — Annually	617,906
3,670,200	649,258	(49)	3/9/32	1.5415% — Annually	US SOFR — Annually	642,953
1,935,000	313,044	(26)	3/11/32	1.737% — Annually	US SOFR — Annually	306,829
1,901,000	59,672	(7)	4/7/24	2.45% — Annually	US SOFR — Annually	51,295
558,000	36,030	(5)	4/7/27	US SOFR — Annually	2.465% — Annually	(33,533)
2,074,000	241,227	(28)	4/7/23	2.3305% — Annually	US SOFR — Annually	230,323
1,751,000	420,660	(60)	4/7/52	US SOFR — Annually	2.1005% — Annually	(413,608)
442,000	45,698	(6)	4/14/32	2.4975% — Annually	US SOFR — Annually	42,344

Global Income Trust 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,966,000	$387,695	$(67)	4/14/52	US SOFR — Annually	2.3395% — Annually	$(374,951)
1,816,000	116,260	(15)	4/14/27	2.483% — Annually	US SOFR — Annually	104,948
4,526,000	146,507	(17)	4/14/24	2.405% — Annually	US SOFR — Annually	129,621
4,420,200	248,680	(42)	5/2/27	US SOFR — Annually	2.685% — Annually	(230,652)
2,960,500	93,552	(11)	5/25/24	2.5945% — Annually	US SOFR — Annually	86,367
81,000	13,606	(3)	5/25/52	US SOFR — Annually	2.501% — Annually	(13,311)
722,100	81,402 E	(25)	5/28/57	2.40% — Annually	US SOFR — Annually	81,378
1,905,000	160,039	(25)	6/7/32	2.7565% — Annually	US SOFR — Annually	151,245
14,111,300	1,109,007	(187)	6/8/32	US SOFR — Annually	2.825% — Annually	(1,063,078)
802,700	203,348	(100,750)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	99,209
11,780,500	246,330	(44)	6/15/24	US SOFR — Annually	3.3385% — Annually	(196,454)
7,874,500	285,608	(64)	6/15/27	3.185% — Annually	US SOFR — Annually	256,843
918,800	55,211	(13)	9/8/32	US SOFR — Annually	3.07% — Annually	(54,733)
4,255,600	327,979 E	(60)	2/3/33	3.13% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	327,919
803,000	123,823	(27)	7/8/52	US SOFR — Annually	2.5765% — Annually	(122,542)
3,107,200	316,002 E	(44)	1/31/33	2.545% — Annually	US SOFR — Annually	315,958
3,107,200	314,759 E	(44)	1/31/33	2.55% — Annually	US SOFR — Annually	314,715
2,926,500	309,477 E	(41)	2/1/33	2.495% — Annually	US SOFR — Annually	309,436
4,033,000	449,518	(53)	8/2/32	US SOFR — Annually	2.4275% — Annually	(450,028)
2,861,500	323,006 E	(41)	2/1/33	2.4075% — Annually	US SOFR — Annually	322,966
178,500	9,830 E	(3)	4/1/42	US SOFR — Annually	2.63% — Annually	(9,833)
660,100	60,003 E	(10)	3/24/35	US SOFR — Annually	2.39% — Annually	(60,013)
851,800	124,738	(25)	8/10/42	2.645% — Annually	US SOFR — Annually	124,700

54 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,443,800	$219,429	$(3,219)	8/10/42	US SOFR — Annually	2.605% — Annually	$(222,567)
592,100	91,095	(17)	8/10/42	2.5915% — Annually	US SOFR — Annually	91,025
7,294,000	402,556 E	(69)	2/6/29	2.40% — Annually	US SOFR — Annually	402,487
4,794,000	464,011	(63)	8/16/32	US SOFR — Annually	2.613% — Annually	(463,693)
662,500	20,504 E	(15)	1/15/47	2.49% — Annually	US SOFR — Annually	20,490
113,000	8,865	(1)	8/25/32	US SOFR — Annually	2.8415% — Annually	(8,818)
1,070,000	65,602 E	(16)	2/21/35	2.785% — Annually	US SOFR — Annually	65,586
1,761,700	37,154	(7)	9/6/24	US SOFR — Annually	3.413% — Annually	(35,257)
3,297,600	50,750 E	(18)	1/15/27	US SOFR — Annually	2.73% — Annually	(50,768)
1,670,900	104,164	(22)	9/13/32	3.043% — Annually	US SOFR — Annually	103,351
635,800	21,916 E	(12)	1/15/41	3.0500% — Annually	US SOFR — Annually	21,904
337,300	11,907 E	(7)	1/15/42	2.9825% — Annually	US SOFR — Annually	11,900
2,917,000	128,552 E	(1,440)	12/21/32	US SOFR — Annually	3.265% — Annually	(129,991)
1,205,000	113,366	(41)	9/26/52	2.905% — Annually	US SOFR — Annually	113,169
6,264,000	154,408	(59)	9/26/27	US SOFR — Annually	3.465% — Annually	(150,144)
422,000	19,564	(6)	9/19/32	3.24% — Annually	US SOFR — Annually	19,336
57,237,000	393,791 E	(58,572)	12/21/24	4.20% — Annually	US SOFR — Annually	335,219
18,039,000	165,418 E	38,118	12/21/27	3.80% — Annually	US SOFR — Annually	203,536
11,424,000	377,220 E	(53,668)	12/21/32	3.40% — Annually	US SOFR — Annually	323,553
6,056,000	452,807 E	(50,533)	12/21/52	US SOFR — Annually	3.00% — Annually	(503,340)
720,000	28,260	(10)	9/23/32	3.3275% — Annually	US SOFR — Annually	27,925
517,000	34,282	(18)	9/29/52	3.0575% — Annually	US SOFR — Annually	34,036
517,000	33,998	(18)	9/29/52	3.0605% — Annually	US SOFR — Annually	33,750
1,967,750	28,591	(26)	9/29/32	3.6305% — Annually	US SOFR — Annually	26,660

Global Income Trust 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,760,500	$17,088	$(22)	9/29/27	US SOFR — Annually	3.884% — Annually	$(13,796)
1,967,750	27,076	(26)	9/29/32	3.64% — Annually	US SOFR — Annually	25,128
2,760,500	15,569	(22)	9/29/27	US SOFR — Annually	3.8965% — Annually	(12,246)
395,000	1,943	(1)	9/29/24	4.321% — Annually	US SOFR — Annually	1,309
3,974,000	44,747	(52)	9/29/32	3.67061% — Annually	US SOFR — Annually	40,701
1,999,000	29,745	(16)	9/30/27	US SOFR — Annually	3.6865% — Annually	(27,762)
1,999,000	29,925	(16)	9/30/27	US SOFR — Annually	3.6845% — Annually	(27,946)
3,943,000	33,397	(15)	9/30/24	4.1255% — Annually	US SOFR — Annually	29,536
2,842,000	75,654	(38)	9/30/32	3.4825% — Annually	US SOFR — Annually	74,469
175,000	1,369	(1)	10/3/24	US SOFR — Annually	4.16% — Annually	(1,167)
1,327,000	33,002	(18)	10/3/32	US SOFR — Annually	3.504% — Annually	(32,186)
693,100	16,385 E	(10)	10/3/33	3.394% — Annually	US SOFR — Annually	16,375
1,196,000	14,424	(10)	10/4/27	3.75% — Annually	US SOFR — Annually	13,451
5,692,000	159,262	(75)	10/5/32	US SOFR — Annually	3.466% — Annually	(156,559)
1,579,000	125,215	(54)	10/6/52	US SOFR — Annually	2.9857% — Annually	(124,530)
192,000	6,797 E	(3)	10/21/36	US SOFR — Annually	3.116% — Annually	(6,800)
245,000	9,165 E	(3)	1/11/33	US SOFR — Annually	3.34% — Annually	(9,169)
867,000	32,209 E	(12)	1/31/33	US SOFR — Annually	3.337% — Annually	(32,221)
867,000	32,495 E	(12)	1/31/33	US SOFR — Annually	3.333% — Annually	(32,507)
2,030,000	76,308 E	(29)	8/23/33	US SOFR — Annually	3.237% — Annually	(76,336)
809,000	30,799 E	(11)	2/1/33	US SOFR — Annually	3.3255% — Annually	(30,810)
1,952,000	74,605 E	(28)	9/1/33	US SOFR — Annually	3.225% — Annually	(74,633)
242,000	9,143 E	(3)	11/14/32	3.347% — Annually	US SOFR — Annually	9,139
779,000	66,799 E	(26)	2/3/53	2.9275% — Annually	US SOFR — Annually	66,773

56 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$679,000	$26,814 E	$(10)	2/1/33	US SOFR — Annually	3.308% — Annually	$(26,823)
1,411,000	10,371	(5)	10/7/24	US SOFR — Annually	4.1845% — Annually	(9,256)
4,284,000	107,828	(57)	10/7/32	3.5005% — Annually	US SOFR — Annually	104,229
2,822,000	20,460	646	10/7/24	4.19% — Annually	US SOFR — Annually	18,853
8,096,000	104,681	(1,914)	10/7/27	US SOFR — Annually	3.73% — Annually	(102,720)
25,213,000	635,620	(9,912)	10/7/32	3.50% — Annually	US SOFR — Annually	617,663
8,568,000	208,974	(8,205)	10/7/32	US SOFR — Annually	3.51% — Annually	(214,385)
7,869,000	531,944	5,271	10/7/52	US SOFR — Annually	3.05% — Annually	(526,623)
5,030,000	29,878 E	(10,738)	12/21/24	4.25% — Annually	US SOFR — Annually	19,140
1,786,000	35,166	(24)	10/11/32	3.5675% — Annually	US SOFR — Annually	34,591
4,790,000	3,736 E	(33)	4/8/28	3.44% — Annually	US SOFR — Annually	3,703
13,125,000	13,125 E	(49)	1/31/25	US SOFR — Annually	4.035% — Annually	(13,174)
817,000	35,899	(28)	10/13/52	3.1795% — Annually	US SOFR — Annually	35,464
768,400	8,721 E	(11)	1/17/33	3.6575% — Annually	US SOFR — Annually	8,711
81,000	3,540 E	(3)	1/16/55	2.97% — Annually	US SOFR — Annually	3,537
9,901,000	5,149 E	(55)	1/16/26	US SOFR — Annually	3.605% — Annually	(5,203)
1,928,000	22,268 E	(38)	4/17/41	US SOFR — Annually	3.417% — Annually	(22,306)
1,240,000	9,449	(16)	10/19/32	3.7145% — Annually	US SOFR — Annually	8,918
1,344,000	39,957	(46)	10/20/52	US SOFR — Annually	3.2571% — Annually	(39,334)
758,800	16,709 E	(26)	10/9/54	3.115% — Annually	US SOFR — Annually	16,683
3,085,700	23,204 E	(44)	10/10/33	US SOFR — Annually	3.594% — Annually	(23,248)
228,000	3,441	(8)	10/20/52	US SOFR — Annually	3.3375% — Annually	(3,329)
1,744,000	3,976	(14)	10/21/27	US SOFR — Annually	4.069% — Annually	5,252
345,600	5,364 E	(12)	1/24/55	3.135% — Annually	US SOFR — Annually	5,352

Global Income Trust 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$1,871,800	$3,201 E	$(18)	4/13/28	3.965% — Annually	US SOFR — Annually	$(3,218)
	619,100	1,721 E	(9)	4/4/35	3.5575% — Annually	US SOFR — Annually	1,712
	1,238,100	1,288 E	(14)	5/8/30	US SOFR — Annually	3.52% — Annually	(1,301)
	1,695,000	1,509 E	(15)	4/4/32	3.515% — Annually	US SOFR — Annually	1,494
	9,316,300	26,272 E	(131)	11/24/33	US SOFR — Annually	3.708% — Annually	26,141
	581,800	1,094 E	(8)	6/6/34	US SOFR — Annually	3.645% — Annually	1,086
	809,000	7,087	(28)	10/24/52	3.372% — Annually	US SOFR — Annually	6,793
	44,400	39 E	(1)	2/19/36	US SOFR — Annually	3.6145% — Annually	38
	32,900	26 E	(1)	3/3/36	US SOFR — Annually	3.614% — Annually	26
	6,579,300	42,305	(87)	10/31/32	3.885% — Annually	US SOFR — Annually	(43,102)
	1,238,000	33,723	(42)	10/25/52	3.5695% — Annually	US SOFR — Annually	(33,895)
	2,486,700	1,492 E	(9)	6/26/25	US SOFR — Annually	4.31% — Annually	1,483
	973,000	17,349	(33)	10/27/32	3.5176% — Annually	US SOFR — Annually	(17,857)
	2,297,700	18,359 E	(32)	12/4/33	US SOFR — Annually	3.77% — Annually	18,326
	922,000	3,476 E	(10)	3/24/32	US SOFR — Annually	3.64% — Annually	3,466
	422,600	2,303 E	(6)	6/28/37	US SOFR — Annually	3.70% — Annually	2,297
	96,100	761 E	(2)	6/20/40	US SOFR — Annually	3.75% — Annually	759
	1,254,000	2,345	(43)	10/28/52	US SOFR — Annually	3.43% — Annually	2,780
	2,233,000	3,149	(8)	10/28/24	4.4905% — Annually	US SOFR — Annually	2,026
	1,541,000	4,176	(20)	10/28/32	3.774% — Annually	US SOFR — Annually	3,510
	4,753,000	808	(18)	11/2/24	US SOFR — Annually	4.5545% — Annually	(826)
	4,189,000	11,310	(55)	11/2/32	3.84% — Annually	US SOFR — Annually	(11,366)
	29,000	12	—	11/2/24	US SOFR — Annually	4.585% — Annually	12
AUD	9,400	1,373 E	—	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	1,373

58 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	32,200	$5,035 E	$—	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	$5,034
AUD	12,000	1,914 E	—	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	1,914
AUD	20,900	2,680 E	—	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	2,680
AUD	76,000	10,540 E	(1)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	10,539
AUD	5,000	1,190 E	—	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	1,190
AUD	200,000	24,060	(2)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(24,199)
AUD	57,000	1,186 E	1,043	12/21/32	6 month AUD-BBR-BBSW — Semiannually	4.21% — Semiannually	(143)
AUD	900,000	19,147 E	531	12/21/32	6 month AUD-BBR-BBSW — Semiannually	4.201% — Semiannually	(18,616)
AUD	750,000	7,594 E	743	12/21/27	6 month AUD-BBR-BBSW — Semiannually	4.001% — Semiannually	(6,851)
AUD	3,224,000	13,240 E	(10,104)	12/21/24	3.78% — Quarterly	6 month AUD-BBR-BBSW — Quarterly	3,135
AUD	904,300	161,725 E	157,344	11/24/42	6 month AUD-BBR-BBSW — Semiannually	2.50% — Semiannually	(4,381)
CAD	49,000	265 E	(574)	12/21/32	3.69% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(308)
CAD	640,000	5,468 E	2,222	12/21/27	3 month CAD-BA-CDOR — Semiannually	3.501% — Semiannually	(3,247)
CAD	730,000	10,170 E	1,853	12/21/32	3 month CAD-BA-CDOR — Semiannually	3.551% — Semiannually	(8,317)
CAD	780,000	5,473 E	(16,522)	12/21/52	3 month CAD-BA-CDOR — Semiannually	3.601% — Semiannually	(21,996)
CAD	4,834,000	4,506 E	(4,053)	12/21/24	4.425% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(8,559)

Global Income Trust 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
CHF	658,000	$545 E	$2	12/21/32	Swiss Average Rate Overnight — Annually	2.01% — Annually	$547
CNY	119,892,000	2,628 E	—	12/21/27	China Fixing Repo Rates 7 day — Quarterly	2.41% — Quarterly	(2,628)
EUR	60,400	6,530 E	(2)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR — Semiannually	6,528
EUR	82,300	18,790	(3)	2/19/50	6 month EUR-EURIBOR — Semiannually	1.354% — Annually	(18,138)
EUR	91,000	22,380	(3)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR — Semiannually	21,803
EUR	91,800	23,540	(4)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR — Semiannually	23,000
EUR	260,300	71,894	(10)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR — Semiannually	70,608
EUR	420,000	55,851 E	(16)	11/29/58	6 month EUR-EURIBOR — Semiannually	1.343% — Annually	(55,867)
EUR	283,000	80,812	(11)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR — Semiannually	79,152
EUR	87,500	22,954 E	(3)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR — Semiannually	22,951
EUR	79,600	24,949	(3)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR — Semiannually	24,565
EUR	211,200	70,365	(9)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR — Semiannually	69,515
EUR	258,600	95,332 E	(10)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR — Semiannually	95,322
EUR	107,000	45,744 E	(4)	6/6/54	6 month EUR-EURIBOR — Semiannually	0.207% — Annually	(45,748)
EUR	312,300	137,452	(11)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR — Semiannually	137,409
EUR	585,500	217,642	(22)	2/19/50	6 month EUR-EURIBOR — Semiannually	0.595% — Annually	(216,122)

60 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	115,200	$51,587 E	$(4)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR — Semiannually	$51,583
EUR	81,200	42,067 E	(3)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR — Semiannually	42,064
EUR	302,300	56,801 E	(6)	5/13/40	6 month EUR-EURIBOR — Semiannually	0.276% — Annually	(56,807)
EUR	55,900	10,276 E	(1)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	10,275
EUR	133,400	25,197 E	(3)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	25,194
EUR	52,200	9,735 E	(1)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR — Semiannually	9,734
EUR	238,200	93,654	(10)	5/21/51	6 month EUR-EURIBOR — Semiannually	0.516% — Annually	(93,019)
EUR	51,000	10,794	(1)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR — Semiannually	10,776
EUR	377,200	83,045	(6)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR — Semiannually	83,378
EUR	146,400	62,246	(6)	9/14/52	6 month EUR-EURIBOR — Semiannually	0.374% — Annually	(62,468)
EUR	446,000	86,310	(7)	3/7/32	6 month EUR-EURIBOR — Semiannually	0.60% — Annually	(85,436)
EUR	2,262,200	48,938 E	(36)	2/2/36	2.875% — Annually	6 month EUR-EURIBOR — Semiannually	48,902
EUR	1,286,300	43,284	(19)	9/8/32	2.615% — Annually	6 month EUR-EURIBOR — Semiannually	40,926
EUR	3,113,800	79,269 E	(12)	6/28/25	1.718% — Annually	6 month EUR-EURIBOR — Semiannually	79,257
EUR	2,251,000	380,665	(78)	8/29/52	6 month EUR-EURIBOR — Semiannually	1.636% — Annually	(378,369)
EUR	475,600	26,875 E	(5)	9/12/29	1.71% — Annually	6 month EUR-EURIBOR — Semiannually	26,870

Global Income Trust 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	4,691,000	$314,313	$(45)	9/2/27	6 month EUR-EURIBOR — Semiannually	1.372% — Annually	$(313,232)
EUR	55,700	4,288 E	(2)	6/6/54	2.005% — Annually	6 month EUR-EURIBOR — Semiannually	4,286
EUR	82,000	5,350 E	(3)	6/7/54	2.065% — Annually	6 month EUR-EURIBOR — Semiannually	5,347
EUR	309,000	11,751 E	19,219	12/21/32	6 month EUR-EURIBOR — Semiannually	2.624% — Annually	7,468
EUR	2,850,000	43,262 E	38,464	12/21/24	6 month EUR-EURIBOR — Semiannually	2.201% — Annually	(4,797)
EUR	4,180,000	274,002 E	164,751	12/21/32	6 month EUR-EURIBOR — Semiannually	2.301% — Annually	(109,250)
EUR	470,000	12,912 E	(13,303)	12/21/52	6 month EUR-EURIBOR — Semiannually	2.351% — Annually	(26,216)
EUR	2,960,000	99,428 E	68,570	12/21/27	6 month EUR-EURIBOR — Semiannually	2.251% — Annually	(30,859)
EUR	10,846,000	3,966	(40)	10/10/24	2.7975% — Annually	6 month EUR-EURIBOR — Semiannually	(1,491)
EUR	6,207,000	10,612 E	(30,999)	12/21/24	2.91% — Annually	6 month EUR-EURIBOR — Semiannually	(20,387)
EUR	217,500	2,229 E	(3)	2/18/36	6 month EUR-EURIBOR — Semiannually	3.285% — Annually	2,226
EUR	55,700	271 E	(1)	8/22/39	6 month EUR-EURIBOR — Semiannually	3.14% — Annually	270
EUR	2,766,100	11,536 E	(19)	6/26/28	6 month EUR-EURIBOR — Semiannually	3.26% — Annually	11,517
EUR	116,500	545 E	(2)	3/28/40	6 month EUR-EURIBOR — Semiannually	3.09% — Annually	542
GBP	83,100	21,171	(2)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(21,117)
GBP	19,660,400	642,126	16,286	9/15/23	Sterling Overnight Index Average — Annually	0.84% — Annually	(659,436)

62 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
GBP	19,660,400	$672,338	$24,456	9/15/23	Sterling Overnight Index Average — Annually	0.68% — Annually	$(686,036)
GBP	19,660,400	702,550	(38,182)	9/15/23	0.52% — Annually	Sterling Overnight Index Average — Annually	707,080
GBP	7,864,200	239,896	(41)	9/15/23	1.065% — Annually	Sterling Overnight Index Average — Annually	245,413
GBP	104,000	4,554 E	12,729	12/21/32	Sterling Overnight Index Average — Annually	3.34% — Annually	8,175
GBP	40,000	1,078 E	(2,060)	12/21/52	Sterling Overnight Index Average — Annually	3.401% — Annually	(983)
GBP	710,000	30,363 E	8,223	12/21/32	Sterling Overnight Index Average — Annually	3.351% — Annually	(22,140)
GBP	700,000	34,671 E	20,554	12/21/27	Sterling Overnight Index Average — Annually	3.301% — Annually	(14,117)
GBP	2,874,000	75,872	(43)	9/21/32	3.522% — Annually	Sterling Overnight Index Average — Annually	70,618
GBP	89,000	909 E	(2)	1/14/40	3.306% — Annually	Sterling Overnight Index Average — Annually	(911)
GBP	46,000	427 E	(1)	8/20/39	3.299% — Annually	Sterling Overnight Index Average — Annually	(428)
GBP	1,124,000	15,842 E	(7,063)	12/21/24	5.34% — Annually	Sterling Overnight Index Average — Annually	(22,905)
GBP	9,694,000	192,437 E	(41)	11/7/24	5.495% — Annually	Sterling Overnight Index Average — Annually	(192,477)
GBP	3,665,000	185,479 E	(58)	11/9/32	Sterling Overnight Index Average — Annually	4.35% — Annually	185,421

Global Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
GBP	65,300	$2,924 E	$(1)	2/26/39	Sterling Overnight Index Average — Annually	3.778% — Annually	$2,923
JPY	55,972,700	52,926 E	(16)	8/29/43	Bank of Japan Unsecured Overnight Call Rate Expected Index — Annually	0.343% — Annually	(52,941)
JPY	14,130,600	3,689	(3,140)	2/25/31	0.003% — Annually	Tokyo Overnight Average Rate — Annually	530
JPY	22,710,500	9,364 E	(3,706)	8/29/43	0.7495% — Annually	Tokyo Overnight Average Rate — Annually	5,658
JPY	26,213,100	28,844 E	(25,288)	8/29/43	0.194% — Annually	Tokyo Overnight Average Rate — Annually	3,556
NOK	1,979,000	3,636 E	193	12/21/32	3.48% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	3,829
NZD	873,000	20,348 E	(1,163)	12/21/32	3 month NZD-BBR-FRA — Quarterly	4.175% — Semiannually	(21,511)
SEK	12,206,000	18,738 E	(6,305)	12/21/32	2.925% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	12,434
Total			$162,670	$1,831,601
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$492,994	$431,680	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/25 — Annually	$(61,248)
469,326	451,870	—	7/17/24	3.825% (3 month USD-LIBOR-ICE minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 7/10/24 — Quarterly	(16,088)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(77,336)
Total		$—		Total	$(77,336)

64 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$2,666	$27,300	$6,197	5/11/63	300 bp — Monthly	$(3,516)
CMBX NA BBB−.6 Index	B+/P	5,303	61,601	13,983	5/11/63	300 bp — Monthly	(8,644)
CMBX NA BBB−.6 Index	B+/P	10,865	123,202	27,967	5/11/63	300 bp — Monthly	(17,030)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	40,115	71,000	15,279	11/18/54	500 bp — Monthly	24,905
CMBX NA BB.13 Index	BB−/P	5,002	53,000	13,870	12/16/72	500 bp — Monthly	(8,817)
CMBX NA BB.14 Index	BB/P	6,250	57,000	13,315	12/16/72	500 bp — Monthly	(7,010)
CMBX NA BB.6 Index	B-/P	30,268	151,920	58,018	5/11/63	500 bp — Monthly	(27,602)
CMBX NA BB.7 Index	B-/P	15,922	312,000	103,740	1/17/47	500 bp — Monthly	(87,514)
CMBX NA BB.9 Index	B/P	407	2,000	633	9/17/58	500 bp — Monthly	(223)
CMBX NA BB.9 Index	B/P	14,500	71,000	22,457	9/17/58	500 bp — Monthly	(7,888)
CMBX NA BBB−.10 Index	BB+/P	3,722	30,000	5,316	11/17/59	300 bp — Monthly	(1,576)
CMBX NA BBB−.10 Index	BB+/P	5,782	53,000	9,392	11/17/59	300 bp — Monthly	(3,579)
CMBX NA BBB−.14 Index	BBB−/P	592	19,000	3,506	12/16/72	300 bp — Monthly	(2,902)
CMBX NA BBB−.14 Index	BBB−/P	1,050	21,000	3,875	12/16/72	300 bp — Monthly	(2,812)
CMBX NA BBB−.15 Index	BBB−/P	104	1,000	188	11/18/64	300 bp — Monthly	(83)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	8,159	61,000	20,283	1/17/47	500 bp — Monthly	(12,064)
Goldman Sachs International
CMBX NA A.13 Index	A-/P	(228)	43,000	3,530	12/16/72	200 bp — Monthly	(3,741)
CMBX NA A.6 Index	A-/P	99	1,163	128	5/11/63	200 bp — Monthly	(29)
CMBX NA A.6 Index	A-/P	721	8,138	895	5/11/63	200 bp — Monthly	(171)
CMBX NA BB.13 Index	BB−/P	1,250	13,000	3,402	12/16/72	500 bp — Monthly	(2,139)
CMBX NA BBB−.11 Index	BBB−/P	64	1,000	156	11/18/54	300 bp — Monthly	(92)
CMBX NA BBB−.13 Index	BBB−/P	298	5,000	973	12/16/72	300 bp — Monthly	(672)
CMBX NA BBB−.13 Index	BBB−/P	296	5,000	973	12/16/72	300 bp — Monthly	(674)

Global Income Trust 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.13 Index	BBB−/P	$2,325	$37,000	$7,200	12/16/72	300 bp — Monthly	$(4,853)
CMBX NA BBB−.15 Index	BBB−/P	267	3,000	563	11/18/64	300 bp — Monthly	(294)
CMBX NA BBB−.15 Index	BBB−/P	277	3,000	563	11/18/64	300 bp — Monthly	(284)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	2,648	33,000	10,732	5/11/63	500 bp — Monthly	(8,052)
CMBX NA BB.6 Index	B-/P	51,480	72,000	27,497	5/11/63	500 bp — Monthly	24,053
CMBX NA BBB−.11 Index	BBB−/P	10,133	92,000	14,315	11/18/54	300 bp — Monthly	(4,129)
CMBX NA BBB−.13 Index	BBB−/P	7,799	59,000	11,481	12/16/72	300 bp — Monthly	(3,648)
CMBX NA BBB−.7 Index	BB−/P	4,695	20,000	4,162	1/17/47	300 bp — Monthly	545
CMBX NA BBB−.8 Index	BB/P	4,054	26,000	4,371	10/17/57	300 bp — Monthly	(301)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(251)	30,000	2,463	12/16/72	200 bp — Monthly	(2,702)
CMBX NA A.13 Index	A-/P	(276)	46,000	3,777	12/16/72	200 bp — Monthly	(4,035)
CMBX NA A.13 Index	A-/P	(1,551)	104,000	8,538	12/16/72	200 bp — Monthly	(10,049)
CMBX NA A.13 Index	A-/P	8,447	722,000	59,276	12/16/72	200 bp — Monthly	(50,683)
CMBX NA BB.13 Index	BB−/P	377	4,000	1,047	12/16/72	500 bp — Monthly	(665)
CMBX NA BB.13 Index	BB−/P	554	6,000	1,570	12/16/72	500 bp — Monthly	(1,010)
CMBX NA BB.6 Index	B-/P	11,787	34,560	13,198	5/11/63	500 bp — Monthly	(1,377)
CMBX NA BB.6 Index	B-/P	23,902	69,840	26,672	5/11/63	500 bp — Monthly	(2,702)
CMBX NA BBB−.13 Index	BBB−/P	296	5,000	973	12/16/72	300 bp — Monthly	(674)
CMBX NA BBB−.13 Index	BBB−/P	15,619	210,000	40,866	12/16/72	300 bp — Monthly	(25,131)
Upfront premium received		298,095		Unrealized appreciation		49,503
Upfront premium (paid)		(2,306)		Unrealized (depreciation)		(319,367)
Total		$295,789		Total		$(269,864)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

66 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(664)	$4,651	$512	5/11/63	(200 bp) — Monthly	$(155)
CMBX NA A.6 Index	(164)	1,163	128	5/11/63	(200 bp) — Monthly	(37)
CMBX NA A.6 Index	(162)	1,163	128	5/11/63	(200 bp) — Monthly	(35)
CMBX NA A.6 Index	(101)	581	64	5/11/63	(200 bp) — Monthly	(37)
CMBX NA A.6 Index	(81)	581	64	5/11/63	(200 bp) — Monthly	(17)
CMBX NA A.6 Index	(82)	581	64	5/11/63	(200 bp) — Monthly	(18)
CMBX NA A.6 Index	(82)	581	64	5/11/63	(200 bp) — Monthly	(18)
CMBX NA BB.10 Index	(20,735)	86,000	27,967	11/17/59	(500 bp) — Monthly	7,149
CMBX NA BB.10 Index	(18,870)	74,000	24,065	11/17/59	(500 bp) — Monthly	5,123
CMBX NA BB.10 Index	(3,861)	37,000	12,032	11/17/59	(500 bp) — Monthly	8,135
CMBX NA BB.10 Index	(3,399)	31,000	10,081	11/17/59	(500 bp) — Monthly	6,652
CMBX NA BB.11 Index	(5,127)	71,000	15,279	11/18/54	(500 bp) — Monthly	10,083
CMBX NA BB.8 Index	(2,607)	20,293	7,468	10/17/57	(500 bp) — Monthly	4,841
CMBX NA BB.8 Index	(5,168)	14,495	5,334	10/17/57	(500 bp) — Monthly	152
CMBX NA BB.8 Index	(527)	2,899	1,067	10/17/57	(500 bp) — Monthly	537
CMBX NA BBB−.10 Index	(17,578)	59,000	10,455	11/17/59	(300 bp) — Monthly	(7,157)
CMBX NA BBB−.10 Index	(4,334)	34,000	6,025	11/17/59	(300 bp) — Monthly	1,671
CMBX NA BBB−.10 Index	(4,875)	21,000	3,721	11/17/59	(300 bp) — Monthly	(1,166)
CMBX NA BBB−.10 Index	(2,953)	12,000	2,126	11/17/59	(300 bp) — Monthly	(833)
CMBX NA BBB−.10 Index	(1,431)	6,000	1,063	11/17/59	(300 bp) — Monthly	(372)
CMBX NA BBB−.10 Index	(789)	5,000	886	11/17/59	(300 bp) — Monthly	94
CMBX NA BBB−.11 Index	(5,028)	35,000	5,446	11/18/54	(300 bp) — Monthly	397
CMBX NA BBB−.11 Index	(2,881)	9,000	1,400	11/18/54	(300 bp) — Monthly	(1,485)

Global Income Trust 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.11 Index	$(147)	$1,000	$156	11/18/54	(300 bp) — Monthly	$8
CMBX NA BBB−.12 Index	(20,212)	115,000	20,171	8/17/61	(300 bp) — Monthly	(89)
CMBX NA BBB−.12 Index	(31,283)	90,000	15,786	8/17/61	(300 bp) — Monthly	(15,550)
CMBX NA BBB−.12 Index	(3,276)	48,000	8,419	8/17/61	(300 bp) — Monthly	5,116
CMBX NA BBB−.12 Index	(15,365)	46,000	8,068	8/17/61	(300 bp) — Monthly	(7,323)
CMBX NA BBB−.12 Index	(15,466)	44,000	7,718	8/17/61	(300 bp) — Monthly	(7,774)
CMBX NA BBB−.12 Index	(14,368)	43,000	7,542	8/17/61	(300 bp) — Monthly	(6,851)
CMBX NA BBB−.12 Index	(5,641)	25,000	4,385	8/17/61	(300 bp) — Monthly	(1,271)
CMBX NA BBB−.12 Index	(4,065)	24,000	4,210	8/17/61	(300 bp) — Monthly	131
CMBX NA BBB−.12 Index	(5,639)	16,000	2,806	8/17/61	(300 bp) — Monthly	(2,842)
CMBX NA BBB−.13 Index	(7,199)	95,000	18,487	12/16/72	(300 bp) — Monthly	11,233
CMBX NA BBB−.14 Index	(336)	3,000	554	12/16/72	(300 bp) — Monthly	215
CMBX NA BBB−.7 Index	(656)	3,000	624	1/17/47	(300 bp) — Monthly	(34)
CMBX NA BBB−.8 Index	(19,531)	125,000	21,013	10/17/57	(300 bp) — Monthly	1,408
CMBX NA BBB−.8 Index	(15,300)	102,000	17,146	10/17/57	(300 bp) — Monthly	1,787
CMBX NA BBB−.8 Index	(8,325)	60,000	10,086	10/17/57	(300 bp) — Monthly	1,726
CMBX NA BBB−.8 Index	(6,523)	49,000	8,237	10/17/57	(300 bp) — Monthly	1,685
CMBX NA BBB−.8 Index	(4,163)	30,000	5,043	10/17/57	(300 bp) — Monthly	863
CMBX NA BBB−.8 Index	(4,151)	29,000	4,875	10/17/57	(300 bp) — Monthly	707
CMBX NA BBB−.9 Index	(946)	4,000	809	9/17/58	(300 bp) — Monthly	(140)
Credit Suisse International
CMBX NA BB.10 Index	(10,274)	77,000	25,040	11/17/59	(500 bp) — Monthly	14,692
CMBX NA BB.10 Index	(9,157)	77,000	25,040	11/17/59	(500 bp) — Monthly	15,809

68 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB.10 Index	$(5,096)	$41,000	$13,333	11/17/59	(500 bp) — Monthly	$8,197
CMBX NA BB.7 Index	(8,049)	328,320	125,385	5/11/63	(500 bp) — Monthly	117,018
CMBX NA BB.7 Index	(29,146)	158,000	52,535	1/17/47	(500 bp) — Monthly	23,236
CMBX NA BB.7 Index	(2,467)	15,000	4,988	1/17/47	(500 bp) — Monthly	2,506
Goldman Sachs International
CMBX NA BB.7 Index	(16,057)	98,000	32,585	1/17/47	(500 bp) — Monthly	16,433
CMBX NA BB.7 Index	(19,290)	95,000	31,588	1/17/47	(500 bp) — Monthly	12,205
CMBX NA BB.8 Index	(14,021)	38,653	14,224	10/17/57	(500 bp) — Monthly	166
CMBX NA BB.8 Index	(2,880)	7,731	2,845	10/17/57	(500 bp) — Monthly	(42)
CMBX NA BB.9 Index	(602)	5,000	1,582	9/17/58	(500 bp) — Monthly	975
CMBX NA BB.9 Index	(313)	3,000	949	9/17/58	(500 bp) — Monthly	633
CMBX NA BB.9 Index	(319)	2,000	633	9/17/58	(500 bp) — Monthly	312
CMBX NA BB.9 Index	(158)	1,000	316	9/17/58	(500 bp) — Monthly	157
CMBX NA BBB−.12 Index	(40,540)	227,000	39,816	8/17/61	(300 bp) — Monthly	(857)
CMBX NA BBB−.12 Index	(34,234)	191,000	33,501	8/17/61	(300 bp) — Monthly	(844)
CMBX NA BBB−.12 Index	(11,145)	33,000	5,788	8/17/61	(300 bp) — Monthly	(5,376)
CMBX NA BBB−.13 Index	(3,107)	41,000	7,979	12/16/72	(300 bp) — Monthly	4,848
CMBX NA BBB−.14 Index	(284)	3,000	554	12/16/72	(300 bp) — Monthly	268
CMBX NA BBB−.14 Index	(276)	3,000	554	12/16/72	(300 bp) — Monthly	275
CMBX NA BBB−.14 Index	(206)	2,000	369	12/16/72	(300 bp) — Monthly	162
CMBX NA BBB−.14 Index	(217)	2,000	369	12/16/72	(300 bp) — Monthly	151
CMBX NA BBB−.14 Index	(126)	2,000	369	12/16/72	(300 bp) — Monthly	242
CMBX NA BBB−.6 Index	(68,943)	177,103	40,202	5/11/63	(300 bp) — Monthly	(28,843)

Global Income Trust 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	$(13,531)	$35,001	$7,945	5/11/63	(300 bp) — Monthly	$(5,607)
CMBX NA BBB−.8 Index	(24,690)	160,000	26,896	10/17/57	(300 bp) — Monthly	2,112
CMBX NA BBB−.8 Index	(3,105)	24,000	4,034	10/17/57	(300 bp) — Monthly	915
JPMorgan Securities LLC
CMBX NA BBB−.10 Index	(4,413)	35,000	6,202	11/17/59	(300 bp) — Monthly	1,768
CMBX NA BBB−.14 Index	(1,138)	13,000	2,399	12/16/72	(300 bp) — Monthly	1,253
CMBX NA BBB−.14 Index	(305)	5,000	923	12/16/72	(300 bp) — Monthly	615
Merrill Lynch International
CMBX NA BB.10 Index	(4,211)	74,000	24,065	11/17/59	(500 bp) — Monthly	19,782
CMBX NA BB.7 Index	(5,378)	31,000	10,308	1/17/47	(500 bp) — Monthly	4,899
CMBX NA BBB−.10 Index	(13,217)	61,000	10,809	11/17/59	(300 bp) — Monthly	(2,443)
CMBX NA BBB−.7 Index	(1,311)	16,000	3,330	1/17/47	(300 bp) — Monthly	2,009
CMBX NA BBB−.9 Index	(4,261)	23,000	4,651	9/17/58	(300 bp) — Monthly	376
CMBX NA BBB−.9 Index	(1,667)	9,000	1,820	9/17/58	(300 bp) — Monthly	147
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(3,880)	37,000	12,032	11/17/59	(500 bp) — Monthly	8,116
CMBX NA BB.10 Index	(10,024)	33,000	10,732	11/17/59	(500 bp) — Monthly	676
CMBX NA BB.10 Index	(7,515)	32,000	10,406	11/17/59	(500 bp) — Monthly	2,860
CMBX NA BB.7 Index	(3,278)	17,000	5,653	1/17/47	(500 bp) — Monthly	2,358
CMBX NA BB.9 Index	(352)	4,000	1,265	9/17/58	(500 bp) — Monthly	910
CMBX NA BB.9 Index	(123)	2,000	633	9/17/58	(500 bp) — Monthly	508
CMBX NA BBB−.10 Index	(7,621)	88,000	15,594	11/17/59	(300 bp) — Monthly	7,921
CMBX NA BBB−.10 Index	(9,639)	76,000	13,467	11/17/59	(300 bp) — Monthly	3,784
CMBX NA BBB−.10 Index	(8,117)	64,000	11,341	11/17/59	(300 bp) — Monthly	3,187

70 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.10 Index	$(3,954)	$33,000	$5,848	11/17/59	(300 bp) — Monthly	$1,874
CMBX NA BBB−.10 Index	(7,314)	30,000	5,316	11/17/59	(300 bp) — Monthly	(2,015)
CMBX NA BBB−.10 Index	(4,553)	21,000	3,721	11/17/59	(300 bp) — Monthly	(844)
CMBX NA BBB−.10 Index	(4,109)	19,000	3,367	11/17/59	(300 bp) — Monthly	(753)
CMBX NA BBB−.10 Index	(2,435)	17,000	3,012	11/17/59	(300 bp) — Monthly	568
CMBX NA BBB−.10 Index	(3,784)	16,000	2,835	11/17/59	(300 bp) — Monthly	(958)
CMBX NA BBB−.10 Index	(1,727)	14,000	2,481	11/17/59	(300 bp) — Monthly	745
CMBX NA BBB−.10 Index	(2,296)	10,000	1,772	11/17/59	(300 bp) — Monthly	(530)
CMBX NA BBB−.11 Index	(15,363)	48,000	7,469	11/18/54	(300 bp) — Monthly	(7,923)
CMBX NA BBB−.12 Index	(10,287)	79,000	13,857	8/17/61	(300 bp) — Monthly	3,523
CMBX NA BBB−.12 Index	(1,649)	40,000	7,016	8/17/61	(300 bp) — Monthly	5,344
CMBX NA BBB−.12 Index	(4,382)	21,000	3,683	8/17/61	(300 bp) — Monthly	(711)
CMBX NA BBB−.12 Index	(4,320)	13,000	2,280	8/17/61	(300 bp) — Monthly	(2,048)
CMBX NA BBB−.13 Index	(11,402)	185,000	36,001	12/16/72	(300 bp) — Monthly	24,491
CMBX NA BBB−.14 Index	(962)	6,000	1,107	12/16/72	(300 bp) — Monthly	142
CMBX NA BBB−.14 Index	(158)	1,000	185	12/16/72	(300 bp) — Monthly	26
CMBX NA BBB−.7 Index	(41)	1,000	208	1/17/47	(300 bp) — Monthly	167
CMBX NA BBB−.8 Index	(44,741)	292,000	49,085	10/17/57	(300 bp) — Monthly	4,174
CMBX NA BBB−.8 Index	(25,875)	167,000	28,073	10/17/57	(300 bp) — Monthly	2,100
CMBX NA BBB−.8 Index	(7,504)	59,000	9,918	10/17/57	(300 bp) — Monthly	2,379
CMBX NA BBB−.8 Index	(5,963)	47,000	7,901	10/17/57	(300 bp) — Monthly	1,910
CMBX NA BBB−.8 Index	(6,859)	44,000	7,396	10/17/57	(300 bp) — Monthly	512
CMBX NA BBB−.8 Index	(4,531)	29,000	4,875	10/17/57	(300 bp) — Monthly	327

Global Income Trust 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(3,119)	$23,000	$3,866	10/17/57	(300 bp) — Monthly	$734
CMBX NA BBB−.8 Index	(3,149)	22,000	3,698	10/17/57	(300 bp) — Monthly	537
CMBX NA BBB−.8 Index	(2,042)	15,000	2,522	10/17/57	(300 bp) — Monthly	468
Upfront premium received	—		Unrealized appreciation		402,215
Upfront premium (paid)	(871,293)		Unrealized (depreciation)		(112,998)
Total	$(871,293)		Total		$289,217
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

72 Global Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$1,902,442	$—
Collateralized loan obligations	—	7,217,557	—
Corporate bonds and notes	—	31,474,026	—
Foreign government and agency bonds and notes	—	45,093,875	—
Mortgage-backed securities	—	44,002,204	—
U.S. government and agency mortgage obligations	—	147,266,994	—
U.S. treasury obligations	—	1,241,516	—
Short-term investments	1,777,000	13,587,192	—
Totals by level	$1,777,000	$291,785,806	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(679,722)	$—
Futures contracts	(1,139,982)	—	—
Forward premium swap option contracts	—	2,524,205	—
TBA sale commitments	—	(58,847,781)	—
Interest rate swap contracts	—	1,668,931	—
Total return swap contracts	—	(77,336)	—
Credit default contracts	—	594,857	—
Totals by level	$(1,139,982)	$(54,816,846)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Income Trust 73

Statement of assets and liabilities 10/31/22

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $310,594,942)	$286,959,055
Affiliated issuers (identified cost $6,603,751) (Note 5)	6,603,751
Foreign currency (cost $26,181) (Note 1)	35,231
Interest and other receivables	1,428,551
Receivable for shares of the fund sold	56,044
Receivable for investments sold	3,670,959
Receivable for sales of TBA securities (Note 1)	29,185,622
Receivable from Manager (Note 2)	82,057
Receivable for variation margin on futures contracts (Note 1)	53,573
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,218,598
Unrealized appreciation on forward currency contracts (Note 1)	1,476,435
Unrealized appreciation on forward premium swap option contracts (Note 1)	5,429,227
Unrealized appreciation on OTC swap contracts (Note 1)	451,718
Premium paid on OTC swap contracts (Note 1)	873,599
Prepaid assets	41,221
Total assets	337,565,641

LIABILITIES
Payable for investments purchased	786,586
Payable for purchases of TBA securities (Note 1)	119,187,571
Payable for shares of the fund repurchased	417,126
Payable for custodian fees (Note 2)	45,211
Payable for investor servicing fees (Note 2)	57,167
Payable for Trustee compensation and expenses (Note 2)	134,059
Payable for administrative services (Note 2)	324
Payable for distribution fees (Note 2)	19,450
Payable for variation margin on futures contracts (Note 1)	152,427
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,123,634
Unrealized depreciation on forward currency contracts (Note 1)	2,156,157
Unrealized depreciation on forward premium swap option contracts (Note 1)	2,905,022
TBA sale commitments, at value (proceeds receivable $59,596,426) (Note 1)	58,847,781
Unrealized depreciation on OTC swap contracts (Note 1)	509,701
Premium received on OTC swap contracts (Note 1)	298,095
Collateral on certain derivative contracts, at value (Notes 1 and 8)	3,018,516
Other accrued expenses	176,829
Total liabilities	189,835,656

Net assets	$147,729,985

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$195,555,621
Total distributable earnings (Note 1)	(47,825,636)
Total — Representing net assets applicable to capital shares outstanding	$147,729,985

(Continued on next page)

74 Global Income Trust

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($78,618,745 divided by 8,299,287 shares)	$9.47
Offering price per class A share (100/96.00 of $9.47)*	$9.86
Net asset value and offering price per class B share ($148,453 divided by 15,745 shares)**	$9.43
Net asset value and offering price per class C share ($2,142,649 divided by 227,299 shares)**	$9.43
Net asset value, offering price and redemption price per class R share
($1,459,523 divided by 154,158 shares)	$9.47
Net asset value, offering price and redemption price per class R5 share
($31,630 divided by 3,341 shares)	$9.47
Net asset value, offering price and redemption price per class R6 share
($20,821,603 divided by 2,198,258 shares)	$9.47
Net asset value, offering price and redemption price per class Y share
($44,507,382 divided by 4,700,856 shares)	$9.47

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Income Trust 75

Statement of operations Year ended 10/31/22

INVESTMENT INCOME
Interest (including interest income of $57,061 from investments in affiliated issuers) (Note 5)	$6,416,044
Total investment income	6,416,044

EXPENSES
Compensation of Manager (Note 2)	1,051,830
Investor servicing fees (Note 2)	393,912
Custodian fees (Note 2)	102,603
Trustee compensation and expenses (Note 2)	8,171
Distribution fees (Note 2)	281,804
Administrative services (Note 2)	5,887
Auditing and tax fees	154,939
Other	212,826
Fees waived and reimbursed by Manager (Note 2)	(690,628)
Total expenses	1,521,344
Expense reduction (Note 2)	(991)
Net expenses	1,520,353

Net investment income	4,895,691

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(9,224,043)
Foreign currency transactions (Note 1)	(83,283)
Forward currency contracts (Note 1)	(1,628,725)
Futures contracts (Note 1)	(2,222,914)
Swap contracts (Note 1)	(3,623,743)
Written options (Note 1)	(7,645,232)
Total net realized loss	(24,427,940)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(24,305,775)
Assets and liabilities in foreign currencies	1,405
Forward currency contracts	(148,944)
Futures contracts	(934,435)
Swap contracts	3,366,433
Written options	1,472,886
Total change in net unrealized depreciation	(20,548,430)

Net loss on investments	(44,976,370)

Net decrease in net assets resulting from operations	$(40,080,679)

The accompanying notes are an integral part of these financial statements.

76 Global Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/22	Year ended 10/31/21
Operations
Net investment income	$4,895,691	$5,145,077
Net realized loss on investments
and foreign currency transactions	(24,427,940)	(2,674,897)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(20,548,430)	(8,283,714)
Net decrease in net assets resulting from operations	(40,080,679)	(5,813,534)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(541,529)	(1,897,242)
Class B	(985)	(6,079)
Class C	(10,132)	(45,011)
Class R	(9,055)	(31,724)
Class R5	(245)	(777)
Class R6	(185,764)	(674,342)
Class Y	(425,059)	(1,782,140)
From return of capital
Class A	(1,248,030)	—
Class B	(2,271)	—
Class C	(23,350)	—
Class R	(20,870)	—
Class R5	(564)	—
Class R6	(428,118)	—
Class Y	(979,606)	—
Decrease from capital share transactions (Note 4)	(45,207,557)	(3,688,159)
Total decrease in net assets	(89,163,814)	(13,939,008)

NET ASSETS
Beginning of year	236,893,799	250,832,807
End of year	$147,729,985	$236,893,799

The accompanying notes are an integral part of these financial statements.

Global Income Trust 77

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class A
October 31, 2022	$11.95	.26	(2.54)	(2.28)	(.06)	(.14)	(.20)	$9.47	(19.23)	$78,619.91		2.38	989
October 31, 2021	12.45	.24	(.54)	(.30)	(.20)	—	(.20)	11.95	(2.43)	110,713.88		1.91	838
October 31, 2020	12.35	.22	.10	.32	(.07)	(.15)	(.22)	12.45	2.64	114,466	1.09	1.76	590
October 31, 2019	11.50	.26	.84	1.10	(.19)	(.06)	(.25)	12.35	9.68	114,345	1.22	2.19	408
October 31, 2018	12.05	.27	(.52)	(.25)	(.19)	(.11)	(.30)	11.50	(2.14)	116,014	1.22	2.25	451
Class B
October 31, 2022	$11.89	.14[f]	(2.48)	(2.34)	(.04)	(.08)	(.12)	$9.43	(19.78)	$148	1.66	1.23[f]	989
October 31, 2021	12.39	.13	(.52)	(.39)	(.11)	—	(.11)	11.89	(3.18)	516	1.63	1.04	838
October 31, 2020	12.29	.12	.11	.23	(.04)	(.09)	(.13)	12.39	1.84	934	1.84	.97	590
October 31, 2019	11.45	.17	.83	1.00	(.12)	(.04)	(.16)	12.29	8.80	1,508	1.97	1.42	408
October 31, 2018	12.00	.18	(.53)	(.35)	(.13)	(.07)	(.20)	11.45	(2.90)	2,362	1.97	1.48	451
Class C
October 31, 2022	$11.89	.17	(2.50)	(2.33)	(.04)	(.09)	(.13)	$9.43	(19.77)	$2,143	1.66	1.55	989
October 31, 2021	12.39	.14	(.53)	(.39)	(.11)	—	(.11)	11.89	(3.19)	3,833	1.63	1.14	838
October 31, 2020	12.29	.12	.11	.23	(.04)	(.09)	(.13)	12.39	1.88	6,508	1.84	1.03	590
October 31, 2019	11.45	.17	.83	1.00	(.12)	(.04)	(.16)	12.29	8.81	9,591	1.97	1.44	408
October 31, 2018	12.00	.18	(.52)	(.34)	(.14)	(.07)	(.21)	11.45	(2.89)	12,444	1.97	1.49	451
Class R
October 31, 2022	$11.94	.24	(2.54)	(2.30)	(.05)	(.12)	(.17)	$9.47	(19.35)	$1,460	1.16	2.18	989
October 31, 2021	12.45	.21	(.55)	(.34)	(.17)	—	(.17)	11.94	(2.76)	1,963	1.13	1.69	838
October 31, 2020	12.35	.19	.10	.29	(.06)	(.13)	(.19)	12.45	2.39	2,475	1.34	1.52	590
October 31, 2019	11.50	.23	.84	1.07	(.16)	(.06)	(.22)	12.35	9.40	1,955	1.47	1.97	408
October 31, 2018	12.05	.24	(.52)	(.28)	(.17)	(.10)	(.27)	11.50	(2.39)	2,014	1.47	2.02	451
Class R5
October 31, 2022	$11.94	.30	(2.53)	(2.23)	(.07)	(.17)	(.24)	$9.47	(18.88)	$32.55		2.76	989
October 31, 2021	12.44	.28	(.54)	(.26)	(.24)	—	(.24)	11.94	(2.12)	44.55		2.25	838
October 31, 2020	12.35	.26	.09	.35	(.08)	(.18)	(.26)	12.44	2.91	33.75		2.10	590
October 31, 2019	11.50	.31	.83	1.14	(.22)	(.07)	(.29)	12.35	10.06	24.86		2.60	408
October 31, 2018	12.05	.31	(.52)	(.21)	(.22)	(.12)	(.34)	11.50	(1.77)	31.86		2.63	451
Class R6
October 31, 2022	$11.95	.31	(2.53)	(2.22)	(.08)	(.18)	(.26)	$9.47	(18.88)	$20,822.48		2.80	989
October 31, 2021	12.45	.29	(.54)	(.25)	(.25)	—	(.25)	11.95	(2.05)	30,989.48		2.31	838
October 31, 2020	12.35	.26	.11	.37	(.08)	(.19)	(.27)	12.45	3.05	35,357.68		2.14	590
October 31, 2019	11.50	.31	.84	1.15	(.22)	(.08)	(.30)	12.35	10.15	25,712.79		2.61	408
October 31, 2018	12.05	.32	(.51)	(.19)	(.23)	(.13)	(.36)	11.50	(1.72)	24,177.80		2.65	451

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78 Global Income Trust	Global Income Trust 79

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class Y
October 31, 2022	$11.94	.28	(2.52)	(2.24)	(.07)	(.16)	(.23)	$9.47	(18.98)	$44,507.66		2.59	989
October 31, 2021	12.44	.27	(.53)	(.26)	(.24)	—	(.24)	11.94	(2.19)	88,836.63		2.17	838
October 31, 2020	12.35	.24	.11	.35	(.08)	(.18)	(.26)	12.44	2.83	91,059.84		1.99	590
October 31, 2019	11.50	.29	.84	1.13	(.21)	(.07)	(.28)	12.35	9.96	71,288.97		2.43	408
October 31, 2018	12.05	.30	(.52)	(.22)	(.21)	(.12)	(.33)	11.50	(1.90)	62,181.97		2.50	451

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2022	0.35%
October 31, 2021	0.30
October 31, 2020	0.11
October 31, 2019	0.02
October 31, 2018	0.02

e Portfolio turnover includes TBA purchase and sale commitments.

f The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

80 Global Income Trust	Global Income Trust 81

Notes to financial statements 10/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through October 31, 2022.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate-to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

82 Global Income Trust

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Global Income Trust 83

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

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Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that

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the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other

86 Global Income Trust

liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $998,560 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $616,045 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

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Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$15,138,567	$8,630,793	$23,769,360

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized and realized gains and losses on certain futures contracts, from net operating loss, from income on swap contracts, from interest-only securities and from litigation and/or restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,006,127 to decrease undistributed net investment income, $3,274,124 to decrease paid-in capital and $8,280,251 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$205,708,657
Unrealized depreciation	(229,760,379)
Net unrealized depreciation	(24,051,722)
Capital loss carryforward	(23,769,360)
Cost for federal income tax purposes	$261,657,700

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

88 Global Income Trust

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.536% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $90,195 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2024, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.43% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $600,433 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$216,050	Class R5	43
Class B	678	Class R6	13,420
Class C	6,720	Class Y	152,910
Class R	4,091	Total	$393,912

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The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $991 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $135, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$239,705
Class B	1.00%	1.00%	3,061
Class C	1.00%	1.00%	29,989
Class R	1.00%	0.50%	9,049
Total			$281,804

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,915 from the sale of class A shares and received no monies and $9 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,497 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,207,014,048	$2,186,959,210
U.S. government securities (Long-term)	—	—
Total	$2,207,014,048	$2,186,959,210

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

90 Global Income Trust

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	596,605	$6,703,654	1,700,188	$21,290,922
Shares issued in connection with
reinvestment of distributions	155,305	1,668,265	142,168	1,770,116
	751,910	8,371,919	1,842,356	23,061,038
Shares repurchased	(1,720,306)	(18,796,560)	(1,766,980)	(22,083,550)
Net increase (decrease)	(968,396)	$(10,424,641)	75,376	$977,488

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	10	$119	559	$7,058
Shares issued in connection with
reinvestment of distributions	283	3,072	452	5,610
	293	3,191	1,011	12,668
Shares repurchased	(27,939)	(307,679)	(33,030)	(412,689)
Net decrease	(27,646)	$(304,488)	(32,019)	$(400,021)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	3,870	$42,398	61,988	$780,364
Shares issued in connection with
reinvestment of distributions	3,042	32,652	3,522	43,759
	6,912	75,050	65,510	824,123
Shares repurchased	(102,061)	(1,100,049)	(268,228)	(3,334,465)
Net decrease	(95,149)	$(1,024,999)	(202,718)	$(2,510,342)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	19,411	$215,165	53,998	$673,937
Shares issued in connection with
reinvestment of distributions	2,798	29,925	2,544	31,680
	22,209	245,090	56,542	705,617
Shares repurchased	(32,423)	(333,900)	(91,045)	(1,135,538)
Net decrease	(10,214)	$(88,810)	(34,503)	$(429,921)

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	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	873	$9,725	1,074	$13,370
Shares issued in connection with
reinvestment of distributions	75	809	63	777
	948	10,534	1,137	14,147
Shares repurchased	(1,334)	(15,476)	(34)	(413)
Net increase (decrease)	(386)	$(4,942)	1,103	$13,734

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	499,948	$5,612,390	619,853	$7,756,398
Shares issued in connection with
reinvestment of distributions	56,119	604,571	53,218	662,697
	556,067	6,216,961	673,071	8,419,095
Shares repurchased	(951,785)	(10,360,107)	(918,554)	(11,531,565)
Net decrease	(395,718)	$(4,143,146)	(245,483)	$(3,112,470)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,389,065	$15,818,242	2,379,344	$29,894,907
Shares issued in connection with
reinvestment of distributions	117,978	1,277,039	124,875	1,553,592
	1,507,043	17,095,281	2,504,219	31,448,499
Shares repurchased	(4,247,288)	(46,311,812)	(2,380,609)	(29,675,126)
Net increase (decrease)	(2,740,245)	$(29,216,531)	123,610	$1,773,373

At the close of the reporting period, Putnam Investments, LLC owned 1,083 class R5 shares of the fund (32.42% of class R5 shares outstanding), valued at $10,256.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 10/31/22
Short-term investments
Putnam Short Term
Investment Fund**	$7,750,186	$103,831,211	$104,977,646	$57,061	$6,603,751
Total Short-term
investments	$7,750,186	$103,831,211	$104,977,646	$57,061	$6,603,751

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

92 Global Income Trust

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$10,200,000
Purchased swap option contracts (contract amount)	$345,800,000
Written currency option contracts (contract amount)	$770,000
Written swap option contracts (contract amount)	$302,300,000
Futures contracts (number of contracts)	400
Forward currency contracts (contract amount)	$185,600,000
OTC interest rate swap contracts (notional)	$500,000
Centrally cleared interest rate swap contracts (notional)	$386,700,000
OTC total return swap contracts (notional)	$960,000
Centrally cleared total return swap contracts (notional)	$2,500,000
OTC credit default contracts (notional)	$10,200,000

Global Income Trust 93

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$1,160,510	Payables	$642,989
Foreign exchange
contracts	Receivables	1,476,435	Payables	2,156,157
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	21,256,492*	Unrealized depreciation	18,203,338*
Total		$23,893,437		$21,002,484

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(293,660)	$(293,660)
Foreign exchange contracts	(548,869)	—	(1,628,725)	—	$(2,177,594)
Interest rate contracts	(4,399,764)	(2,222,914)	—	(3,330,083)	$(9,952,761)
Total	$(4,948,633)	$(2,222,914)	$(1,628,725)	$(3,623,743)	$(12,424,015)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$266,482	$266,482
Foreign exchange contracts	570,036	—	(148,944)	—	$421,092
Interest rate contracts	2,328,679	(934,435)	—	3,099,951	$4,494,195
Total	$2,898,715	$(934,435)	$(148,944)	$3,366,433	$5,181,769

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Global Income Trust 95

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$1,218,598	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,218,598
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	300,600	245,647	252,329	—	—	9,492	54,815	297,627	—	—	—	—	—	—	1,160,510
Futures contracts§	—	—	—	—	—	—	—	—	—	—	53,573	—	—	—	—	—	—	—	—	53,573
Forward currency
contracts#	523,286	18,106	—	—	2,908	—	—	160,096	214,366	333,373	—	—	24,443	92,621	45,193	14,294	32,100	—	15,649	1,476,435
Forward premium
swap option
contracts#	1,372,119	—	—	—	1,841,793	—	—	394,347	—	388,951	—	—	467,903	—	—	220,884	743,230	—	—	5,429,227
Total Assets	$1,895,405	$18,106	$1,218,598	$—	$1,844,701	$300,600	$245,647	$806,772	$214,366	$722,324	$63,065	$54,815	$789,973	$92,621	$45,193	$235,178	$775,330	$—	$15,649	$9,338,343
Liabilities:
Centrally cleared
interest rate
swap contracts§	$—	$—	$ 1,123,634	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 1,123,634
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	77,336	—	—	—	—	—	—	77,336
OTC Credit default
contracts —
protection sold*#	48,024	—	—	—	—	248,815	20,223	18,318	—	—	72,341	—	157,932	—	—	—	—	—	—	565,653
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	152,427	—	—	—	—	—	—	—	—	152,427
Forward currency
contracts#	11,507	6,335	—	—	972	—	—	23,773	625,834	265,412	—	—	209,710	3,616	266,414	131,827	609,701	—	1,056	2,156,157
Forward premium
swap option
contracts#	686,907	—	—	—	778,650	—	—	244,003	—	509,483	—	—	198,289	—	—	71,610	401,214	14,866	—	2,905,022
Total Liabilities	$746,438	$6,335	$1,123,634	$—	$779,622	$248,815	$20,223	$286,094	$625,834	$774,895	$224,768	$—	$643,267	$3,616	$266,414	$203,437	$1,010,915	$14,866	$1,056	$6,980,229

96 Global Income Trust	Global Income Trust 97

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Total Financial
and Derivative
Net Assets	$1,148,967	$11,771	$94,964	$—	$1,065,079	$51,785	$225,424	$520,678	$(411,468)	$(52,571)	$(161,703)	$54,815	$146,706	$89,005	$(221,221)	$31,741	$(235,585)	$(14,866)	$14,593	$2,358,114
Total collateral
received
(pledged)†##	$1,148,967	$—	$—	$—	$1,065,079	$—	$225,424	$340,000	$(383,715)	$—	$—	$—	$110,000	$89,005	$(120,677)	$—	$(111,653)	$—	$—
Net amount	$—	$11,771	$94,964	$—	$—	$51,785	$—	$180,678	$(27,753)	$(52,571)	$(161,703)	$54,815	$36,706	$—	$(100,544)	$31,741	$(123,932)	$(14,866)	$14,593
Controlled
collateral received
(including TBA
commitments)**	$1,150,924	$—	$—	$—	$1,067,000	$—	$260,000	$340,000	$—	$—	$—	$—	$110,000	$90,592	$—	$—	$—	$—	$—	$3,018,516
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$—	$—	$—	$(138,500)	$—	$(414,161)	$—	$—	$(383,715)	$—	$(491,456)	$—	$—	$—	$(120,677)	$—	$(111,653)	$—	$—	$(1,660,162)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $722,858 and $1,740,280, respectively.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

98 Global Income Trust	Global Income Trust 99

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is entirely due to foreign currency losses and/or losses on swaps.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

100 Global Income Trust

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	12,874,465	226,542
Barbara M. Baumann	12,939,109	161,898
Katinka Domotorffy	12,923,480	177,527
Catharine Bond Hill	12,936,554	164,452
Kenneth R. Leibler	12,925,051	175,956
Jennifer Williams Murphy	12,941,498	159,509
Marie Pillai	12,918,583	182,423
George Putnam, III	12,950,800	150,207
Robert L. Reynolds	12,961,942	139,065
Manoj P. Singh	12,875,092	225,914
Mona K. Sutphen	12,922,591	178,416

All tabulations are rounded to the nearest whole number.

Global Income Trust 101

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

102 Global Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Income Trust 103

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

104 Global Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2022	$139,609	$ —	$12,920	$ —
October 31, 2021	$143,128	$ —	$12,318	$ —

For the fiscal years ended October 31, 2022 and October 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $311,203 and $277,217 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2022	$ —	$298,283	$ —	$ —
October 31, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 29, 2022